                                                                    EXHIBIT 99.1

NovaStar 2003-2
AFC Schedule to Call
Assumes the following Indices:

1 ML = 20%
6 ML = 20%
                                    15% CPR Fixed
Period              Pricing Speed    40% CPR ARM
 Total     Date          AFC             AFC
------   --------   -------------   -------------
   0     06/26/03
   1     07/25/03       16.93%          16.93%
   2     08/25/03       16.71%          16.82%
   3     09/25/03       16.93%          17.20%
   4     10/25/03       17.33%          17.75%
   5     11/25/03       17.41%          17.98%
   6     12/25/03       17.83%          18.56%
   7     01/25/04       17.94%          18.82%
   8     02/25/04       18.22%          19.25%
   9     03/25/04       18.86%          20.02%
  10     04/25/04       18.84%          20.16%
  11     05/25/04       19.32%          20.78%
  12     06/25/04       19.50%          21.12%
  13     07/25/04       20.01%          21.77%
  14     08/25/04       20.21%          22.13%
  15     09/25/04       20.58%          22.65%
  16     10/25/04       21.10%          23.34%
  17     11/25/04       21.34%          23.75%
  18     12/25/04       21.88%          24.46%
  19     01/25/05       22.14%          24.91%
  20     02/25/05       22.56%          25.51%
  21     03/25/05       21.00%          23.65%
  22     04/25/05       18.33%          20.69%
  23     05/25/05       16.22%          18.19%
  24     06/25/05       14.34%          15.58%
  25     07/25/05       15.15%          16.40%
  26     08/25/05       15.10%          16.42%
  27     09/25/05       15.28%          16.68%
  28     10/25/05       15.71%          17.15%
  29     11/25/05       15.67%          17.20%
  30     12/25/05       16.53%          18.04%
  31     01/25/06       16.62%          18.20%
  32     02/25/06       16.83%          18.48%
  33     03/25/06       15.90%          17.06%
  34     04/25/06       13.24%          14.01%
  35     05/25/06       11.58%          11.83%
  36     06/25/06        9.06%           8.46%
  37     07/25/06        9.53%           8.85%
  38     08/25/06        9.12%           8.34%
  39     09/25/06        9.10%           8.31%
  40     10/25/06        9.39%           8.56%
  41     11/25/06        9.07%           8.25%
  42     12/25/06        9.81%           8.80%
  43     01/25/07        9.62%           8.58%
  44     02/25/07        9.60%           8.55%
  45     03/25/07       10.61%           9.43%
  46     04/25/07        9.56%           8.48%
  47     05/25/07        9.87%           8.73%
  48     06/25/07        9.94%           8.67%
  49     07/25/07       10.39%           9.01%
  50     08/25/07       10.04%           8.68%
  51     09/25/07       10.03%           8.64%
  52     10/25/07       10.35%           8.89%
  53     11/25/07       10.01%           8.57%
  54     12/25/07       10.37%           8.83%
  55     01/25/08       10.03%           8.52%
  56     02/25/08       10.02%           8.48%
  57     03/25/08       10.70%           9.03%
  58     04/25/08       10.00%           8.41%
  59     05/25/08       10.32%           8.66%
  60     06/25/08       10.01%           8.36%
  61     07/25/08       10.34%           8.61%
  62     08/25/08       10.00%           8.29%
  63     09/25/08        9.99%           8.25%
  64     10/25/08       10.31%           8.49%
  65     11/25/08        9.96%           8.18%
  66     12/25/08       10.28%           8.42%
  67     01/25/09        9.94%           8.12%
  68     02/25/09        9.93%           8.09%
  69     03/25/09       10.98%           8.92%
  70     04/25/09        9.91%           8.03%
  71     05/25/09       10.23%           8.27%
  72     06/25/09        9.89%           7.97%
  73     07/25/09       10.21%           8.21%
  74     08/25/09        9.87%           7.92%
  75     09/25/09        9.86%           7.89%
  76     10/25/09       10.18%           8.13%
  77     11/25/09        9.84%           7.84%
  78     12/25/09       10.16%           8.08%
  79     01/25/10        9.82%           7.79%
  80     02/25/10        9.81%           7.77%
  81     03/25/10       10.85%           8.58%
  82     04/25/10        9.79%           7.72%
  83     05/25/10       10.11%           7.96%
  84     06/25/10        9.77%           7.68%
  85     07/25/10       10.09%           7.92%
  86     08/25/10        9.75%           7.64%
  87     09/25/10        9.75%           7.62%
  88     10/25/10       10.06%           7.86%
  89     11/25/10        9.73%           7.58%
  90     12/25/10       10.04%
  91     01/25/11        9.71%
  92     02/25/11        9.70%
  93     03/25/11       10.73%
  94     04/25/11        9.69%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Preliminary Swap Notional Balance as a Percentage of Outstanding Bond Balance 5/13/2003

Bond Balance is Based on Pricing Speed
Fixed = 20% HEP
ARM = 28% CPR

Period                   Swap            Bond         Swap as a % of
 Total     Date        Balance          Balance        Bond Balance
------   ---------   -----------   ----------------   --------------
   0     27-Feb-03   850,000,000   1,477,500,000.00       57.53%
   1     25-Mar-03   850,000,000   1,454,635,715.05       58.43%
   2     25-Apr-03   850,000,000   1,424,766,533.40       59.66%
   3     25-May-03   850,000,000   1,394,816,504.99       60.94%
   4     25-Jun-03   850,000,000   1,364,763,524.12       62.28%
   5     25-Jul-03   850,000,000   1,334,590,252.71       63.69%
   6     25-Aug-03   850,000,000   1,304,284,219.58       65.17%
   7     25-Sep-03   850,000,000   1,273,837,803.97       66.73%
   8     25-Oct-03   850,000,000   1,243,248,237.95       68.37%
   9     25-Nov-03   850,000,000   1,212,517,918.43       70.10%
  10     25-Dec-03   850,000,000   1,182,048,616.89       71.91%
  11     25-Jan-04   850,000,000   1,152,132,466.71       73.78%
  12     25-Feb-04   850,000,000   1,122,970,271.44       75.69%
  13     25-Mar-04   850,000,000   1,094,542,721.77       77.66%
  14     25-Apr-04   850,000,000   1,066,831,010.06       79.68%
  15     25-May-04   850,000,000   1,039,816,817.14       81.75%
  16     25-Jun-04   850,000,000   1,013,482,299.49       83.87%
  17     25-Jul-04   850,000,000     987,810,076.73       86.05%
  18     25-Aug-04   850,000,000     962,783,219.46       88.29%
  19     25-Sep-04   850,000,000     938,385,237.45       90.58%
  20     25-Oct-04   725,000,000     914,600,068.07       79.27%
  21     25-Nov-04   600,000,000     891,412,065.08       67.31%
  22     25-Dec-04   475,000,000     868,805,987.72       54.67%
  23     25-Jan-05   325,000,000     846,766,990.06       38.38%
  24     25-Feb-05   325,000,000     825,280,656.84       39.38%
  25     25-Mar-05   325,000,000     804,332,866.66       40.41%
  26     25-Apr-05   325,000,000     783,909,882.16       41.46%
  27     25-May-05   325,000,000     763,998,336.03       42.54%
  28     25-Jun-05   325,000,000     744,585,206.71       43.65%
  29     25-Jul-05   325,000,000     725,657,809.29       44.79%
  30     25-Aug-05   325,000,000     707,203,786.75       45.96%
  31     25-Sep-05   325,000,000     689,211,101.31       47.16%
  32     25-Oct-05   250,000,000     671,668,026.14       37.22%
  33     25-Nov-05   175,000,000     654,563,137.20       26.74%
  34     25-Dec-05   100,000,000     637,885,305.29       15.68%
  35     25-Jan-06             0     621,623,688.40        0.00%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold,or sell a position on the securities mentioned herein.

NovaStar 2003-2
AFC Schedule to Call
Assumes the following Indices:

1 ML = 20%
6 ML = 20%

Period
 Total     Date      AFC
------   --------   -----
   0     06/26/03
   1     07/25/03   16.93%
   2     08/25/03   16.71%
   3     09/25/03   16.93%
   4     10/25/03   17.33%
   5     11/25/03   17.41%
   6     12/25/03   17.83%
   7     01/25/04   17.94%
   8     02/25/04   18.22%
   9     03/25/04   18.86%
  10     04/25/04   18.84%
  11     05/25/04   19.32%
  12     06/25/04   19.50%
  13     07/25/04   20.01%
  14     08/25/04   20.21%
  15     09/25/04   20.58%
  16     10/25/04   21.10%
  17     11/25/04   21.34%
  18     12/25/04   21.88%
  19     01/25/05   22.14%
  20     02/25/05   22.56%
  21     03/25/05   21.00%
  22     04/25/05   18.33%
  23     05/25/05   16.22%
  24     06/25/05   14.34%
  25     07/25/05   15.15%
  26     08/25/05   15.10%
  27     09/25/05   15.28%
  28     10/25/05   15.71%
  29     11/25/05   15.67%
  30     12/25/05   16.53%
  31     01/25/06   16.62%
  32     02/25/06   16.83%
  33     03/25/06   15.90%
  34     04/25/06   13.24%
  35     05/25/06   11.58%
  36     06/25/06    9.06%
  37     07/25/06    9.53%
  38     08/25/06    9.12%
  39     09/25/06    9.10%
  40     10/25/06    9.39%
  41     11/25/06    9.07%
  42     12/25/06    9.81%
  43     01/25/07    9.62%
  44     02/25/07    9.60%
  45     03/25/07   10.61%
  46     04/25/07    9.56%
  47     05/25/07    9.87%
  48     06/25/07    9.94%
  49     07/25/07   10.39%
  50     08/25/07   10.04%
  51     09/25/07   10.03%
  52     10/25/07   10.35%
  53     11/25/07   10.01%
  54     12/25/07   10.37%
  55     01/25/08   10.03%
  56     02/25/08   10.02%
  57     03/25/08   10.70%
  58     04/25/08   10.00%
  59     05/25/08   10.32%
  60     06/25/08   10.01%
  61     07/25/08   10.34%
  62     08/25/08   10.00%
  63     09/25/08    9.99%
  64     10/25/08   10.31%
  65     11/25/08    9.96%
  66     12/25/08   10.28%
  67     01/25/09    9.94%
  68     02/25/09    9.93%
  69     03/25/09   10.98%
  70     04/25/09    9.91%
  71     05/25/09   10.23%
  72     06/25/09    9.89%
  73     07/25/09   10.21%
  74     08/25/09    9.87%
  75     09/25/09    9.86%
  76     10/25/09   10.18%
  77     11/25/09    9.84%
  78     12/25/09   10.16%
  79     01/25/10    9.82%
  80     02/25/10    9.81%
  81     03/25/10   10.85%
  82     04/25/10    9.79%
  83     05/25/10   10.11%
  84     06/25/10    9.77%
  85     07/25/10   10.09%
  86     08/25/10    9.75%
  87     09/25/10    9.75%
  88     10/25/10   10.06%
  89     11/25/10    9.73%
  90     12/25/10   10.04%
  91     01/25/11    9.71%
  92     02/25/11    9.70%
  93     03/25/11   10.73%
  94     04/25/11    9.69%
  95     05/25/11

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold,or sell a position on the securities mentioned herein.

NovaStar 2003-2
AFC Schedule to Call
Assumes the following Indices:

1 ML = 20%
6 ML = 20%

Period
 Total     Date      AFC
------   --------   -----
   0     06/26/03
   1     07/25/03   16.93%
   2     08/25/03   16.71%
   3     09/25/03   16.93%
   4     10/25/03   17.33%
   5     11/25/03   17.41%
   6     12/25/03   17.83%
   7     01/25/04   17.94%
   8     02/25/04   18.22%
   9     03/25/04   18.86%
  10     04/25/04   18.84%
  11     05/25/04   19.32%
  12     06/25/04   19.50%
  13     07/25/04   20.01%
  14     08/25/04   20.21%
  15     09/25/04   20.58%
  16     10/25/04   21.10%
  17     11/25/04   21.34%
  18     12/25/04   21.88%
  19     01/25/05   22.14%
  20     02/25/05   22.56%
  21     03/25/05   21.00%
  22     04/25/05   18.33%
  23     05/25/05   16.22%
  24     06/25/05   14.34%
  25     07/25/05   15.15%
  26     08/25/05   15.10%
  27     09/25/05   15.28%
  28     10/25/05   15.71%
  29     11/25/05   15.67%
  30     12/25/05   16.53%
  31     01/25/06   16.62%
  32     02/25/06   16.83%
  33     03/25/06   15.90%
  34     04/25/06   13.24%
  35     05/25/06   11.58%
  36     06/25/06    9.06%
  37     07/25/06    9.53%
  38     08/25/06    9.12%
  39     09/25/06    9.10%
  40     10/25/06    9.39%
  41     11/25/06    9.07%
  42     12/25/06    9.81%
  43     01/25/07    9.62%
  44     02/25/07    9.60%
  45     03/25/07   10.61%
  46     04/25/07    9.56%
  47     05/25/07    9.87%
  48     06/25/07    9.94%
  49     07/25/07   10.39%
  50     08/25/07   10.04%
  51     09/25/07   10.03%
  52     10/25/07   10.35%
  53     11/25/07   10.01%
  54     12/25/07   10.37%
  55     01/25/08   10.03%
  56     02/25/08   10.02%
  57     03/25/08   10.70%
  58     04/25/08   10.00%
  59     05/25/08   10.32%
  60     06/25/08   10.01%
  61     07/25/08   10.34%
  62     08/25/08   10.00%
  63     09/25/08    9.99%
  64     10/25/08   10.31%
  65     11/25/08    9.96%
  66     12/25/08   10.28%
  67     01/25/09    9.94%
  68     02/25/09    9.93%
  69     03/25/09   10.98%
  70     04/25/09    9.91%
  71     05/25/09   10.23%
  72     06/25/09    9.89%
  73     07/25/09   10.21%
  74     08/25/09    9.87%
  75     09/25/09    9.86%
  76     10/25/09   10.18%
  77     11/25/09    9.84%
  78     12/25/09   10.16%
  79     01/25/10    9.82%
  80     02/25/10    9.81%
  81     03/25/10   10.85%
  82     04/25/10    9.79%
  83     05/25/10   10.11%
  84     06/25/10    9.77%
  85     07/25/10   10.09%
  86     08/25/10    9.75%
  87     09/25/10    9.75%
  88     10/25/10   10.06%
  89     11/25/10    9.73%
  90     12/25/10   10.04%
  91     01/25/11    9.71%
  92     02/25/11    9.70%
  93     03/25/11   10.73%
  94     04/25/11    9.69%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in thisreport represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Senior Sub - Floating Rate Bonds

PRELIMINARY Bond Sizing                                                 [LOGO]
                                                                       Wachovia
                                                                      Securities

                                                     -------------------------------------
                                                                   Collateral
                                                     -------------------------------------
                                      Assumptions                             Balloon Adj.
------------------------            --------------                            ------------
Settlement     6/26/2003   Prepay   22 HEP - Fixed           Balance            WAC   WAM
                                                     -------------------------------------
1st Pay Date   7/25/2003            28 CPR - Arm
------------------------
                                                     GSE       $899,592,366    7.35   345
10% Call                                             Group 2   $600,407,634    7.35   323

------------------------------------------------------------
Tranche                            Principal     Avg
Name      Rating     Balance         Window      Life    Dur
------------------------------------------------------------
A-1       AAA      773,649,000   07/03 - 04/11   2.71   2.62
A-2       AAA      516,351,000   07/03 - 04/11   2.95   2.86
M-1       AA        78,750,000   08/06 - 04/11   5.21   4.91
M-2       A         60,000,000   07/06 - 04/11   5.20   4.74
M-3       BBB+      33,750,000   07/06 - 04/11   5.18   4.50
B         BBB       15,000,000   07/06 - 04/11   5.00   4.29
------------------------------------------------------------

Fees
----
Mortgage Insurance   0.527% (Pool Weighted Average)
Servicing Fee        0.500%
Trustee Fee          0.004%

Indices
-------
1 Mo Libor           1.3100
6 Mo Libor           1.2500
1 Yr. CMT            1.2200

------------------
Assumed

AAA          86.00
AA            5.25
A             4.00
BBB+          2.25
BBB           1.00
Initial OC    1.50
Target OC     1.50
------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 NovaStar 2003-2
                         Preliminary Collateral Summary

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                     [LOGO]
                                    Wachovia
                                   Securities

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

                                                                                                 Uninsured         Uninsured
                                                           Aggregate           Insured          LTV ** 60%        LTV *** 60%
                                                        ---------------    ---------------    ---------------    --------------
Number of Loans                                                   5,378              2,529              2,456               393
Principal Balance                                       $770,683,414.44    $373,674,394.35    $342,269,754.16    $54,739,265.93
   Minimum                                              $     11,835.00    $     35,177.55    $     11,835.00    $    39,633.12
   Maximum                                              $    940,000.00    $    500,000.00    $    940,000.00    $   800,009.00
   Average                                              $    143,302.98    $    147,755.79    $    139,360.65    $   139,285.66

% Fully Amortizing Fixed-Rate Mortgage Loans                      24.66%             28.53%             16.52%            49.02%
% Fixed-Rate Balloon Mortgage Loans                                7.86%              8.80%              6.99%             6.91%
% Fully Amortizing Adjustable-Rate Mortgage Loans                 67.49%             62.67%             76.49%            44.07%

Mortgage Insurance
   MI Coverage Threshold                                             60%                60%                60%               60%
   % of Mortgage Loans Covered by MI                              48.49%            100.00%              0.00%             0.00%
   % of Mortgage Loans with an LTV ** 60% without MI              44.41%              0.00%            100.00%             0.00%
   % of Mortgage Loans with an LTV *** 60%                         7.10%              0.00%              0.00%           100.00%
Mortgage Insurance Provider (as % of pool balance)/1/
   MGIC                                                           48.04%             99.07%              0.00%             0.00%
   PMI                                                             0.44%              0.91%              0.00%             0.00%
   Radian                                                          0.01%              0.02%              0.00%             0.00%

Gross Mortgage Rate
   Minimum                                                        4.625%             4.625%             4.875%            4.625%
   Maximum                                                       14.000%            11.250%            14.000%           12.500%
   Weighted Average                                               7.351%             7.183%             7.644%            6.665%

Original CLTV Ratio
   Minimum                                                         5.06%             60.16%             60.21%             5.06%
   Maximum                                                       100.00%            100.00%            100.00%            60.00%
   Weighted Average                                               80.20%             81.51%             83.71%            49.24%

Remaining Term
   Minimum                                                          118                118                173               118
   Maximum                                                          360                360                360               360
   Weighted Average                                                 336                335                340               316

FICO Score
   Minimum                                                          515                520                515               521
   Maximum                                                          816                816                804               803
   Weighted Average                                                 639                656                621               642

% of Mortgage Loans with Prepayment Penalty                       78.92%             80.85%             77.43%            75.01%

% First Lien                                                      97.97%            100.00%             95.45%            99.88%

% Single-Family Residence                                         75.67%             76.93              74.23             76.49

Documentation Type
   Full                                                           48.05%             48.29%             49.05%            40.08%
   Stated                                                         36.43%             32.38%             39.20%            46.76%
   No Doc                                                          7.60%             11.10%              3.79%             7.57%
   Limited                                                         2.78%              3.30%              2.16%             3.16%
   NINA                                                            2.83%              2.98%              2.94%             1.11%
   Other                                                           2.31%              1.94%              2.87%             1.33%

Loan Purpose
   Refinance - Cashout                                            60.89%             55.34%             64.35%            76.40%
   Purchase                                                       27.92%             30.55%             28.47%             6.50%
   Refinance - Rate/Term                                          11.19%             13.87%              7.02%            16.42%

Occupancy Status
   Primary                                                        94.05%             94.00%             95.25%            86.91%
   Secondary                                                       0.75%              1.06%              0.21%             1.99%
   Investment (Non-Owner Occupied)                                 4.54%              4.66%              3.66%             9.32%
   Investment (Owner Occupied)                                     0.66%              0.29%              0.88%             1.78%

Credit Grade
   AAA                                                             0.01%              0.02%              0.00%             0.00%
   AA                                                              0.03%              0.06%              0.00%             0.00%
   A+                                                             37.67%             36.55%             39.54%            33.56%
   A                                                              10.74%              8.06%             12.58%            17.57%
   A-                                                              5.57%              4.55%              6.34%             7.73%
   Alt A                                                          31.35%             35.45%             28.83%            19.75%
   B                                                               3.97%              3.08%              4.63%             5.99%
   B-                                                              1.11%              0.62%              1.31%             3.21%
   C                                                               0.24%              0.00%              0.22%             1.98%
   C-                                                              0.00%              0.00%              0.00%             0.00%
   FICO Enhanced                                                   3.17%              4.64%              2.06%             0.00%
   NSFICO                                                          5.86%              6.77%              4.13%            10.22%

Geographic Concentration (Top 3 States)
                                                                  27.55% CA          23.12% CA          30.61% CA         38.61% CA
                                                                  15.22% FL          15.11% FL          15.90% FL         11.79% FL
                                                                   4.35% OH           5.13% OH           3.91% OH          5.21% NY

/(1)/ MGIC down to 55%, PMI down to 51%, Radian down to 50%

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

**   denotes greater than
***  denotes lesser than or equal to

                                 NovaStar 2003-2
                         Preliminary Collateral Summary

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                     [LOGO]
                                    Wachovia
                                   Securities

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

Principal Balance                                                 $770,683,414.44
   Minimum                                                        $     11,835.00
   Maximum                                                        $    940,000.00
   Average                                                        $    143,302.98

% Fully Amortizing Fixed-Rate Mortgage Loans                                24.66%

% Fixed-Rate Balloon Mortgage Loans                                          7.86%

% Fully Amortizing Adjustable-Rate Mortgage Loans                           67.49%

Mortgage Insurance
   MI Coverage Threshold                                                       60%
   % of Mortgage Loans Covered by MI                                        48.49%
   % of Mortgage Loans with an LTV ** Threshold Level without MI            44.41%
   % of Mortgage Loans with an LTV *** Threshold Level                       7.10%

Mortgage Insurance Provider (as % of pool balance)/1/
   PMI                                                                       0.44%
   Radian                                                                    0.01%
   MGIC                                                                     48.04%

Gross Mortgage Rate
   Minimum                                                                  4.625%
   Maximum                                                                 14.000%
   Weighted Average                                                         7.351%

Original CLTV Ratio
   Minimum                                                                   5.06%
   Maximum                                                                 100.00%
   Weighted Average                                                         80.20%

Remaining Term
   Minimum                                                                    118
   Maximum                                                                    360
   Weighted Average                                                           336

FICO Score
   Minimum                                                                    515
   Maximum                                                                    816
   Weighted Average                                                           639

% of Mortgage Loans with Prepayment Penalty                                 78.92%

% First Lien                                                                97.97%

Property Type
   Single-Family Residence                                                  75.67%
   Other                                                                    24.33%

Documentation Type
   Full                                                                     48.05%
   Stated                                                                   36.43%
   Limited                                                                   2.78%
   No Doc                                                                    7.60%
   NINA                                                                      2.83%
   Other                                                                     2.31%

Loan Purpose
   Purchase                                                                 27.92%
   Refinance - Cashout                                                      60.89%
   Refinance - Rate/Term                                                    11.19%

Occupancy Status
   Primary                                                                  94.05%
   Secondary                                                                 0.75%
   Owner Occupied - Investment                                               0.66%
   Non-Owner Occupied - Investment                                           4.54%

Credit Grade
   AAA                                                                       0.01%
   AA                                                                        0.03%
   A+                                                                       37.67%
   A                                                                        10.74%
   A-                                                                        5.57%
   Alt A                                                                    31.35%
   B                                                                         3.97%
   B-                                                                        1.11%
   C                                                                         0.24%
   C-                                                                        0.00%
   FICO Enhanced                                                             3.17%
   NSFICO                                                                    5.86%

Geographic Concentration (Top 3 States)
                                                                            27.55% CA
                                                                            15.22% FL
                                                                             4.35% OH

/(1)/  MGIC down to 55%, PMI down to 51%, Radian down to 50%

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

**   denotes greater than
***  denotes lesser than or equal to

                                 NovaStar 2003-2
                     Preliminary Collateral Stratifications

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                                     [LOGO]
                                    Wachovia
                                   Securities

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

                                      AII

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PRINCIPAL BALANCE           Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 25,000.00                 134     2,647,759.44     0.34   11.855    688     99.18    19,759.40     30.59    41.27    100.00
-------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00         373    14,631,569.59     1.90    9.959    652     86.09    39,226.73     33.46    52.85     88.33
-------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00         665    42,501,728.54     5.51    8.218    634     79.89    63,912.37     33.06    62.30     85.74
-------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00        830    72,960,550.23     9.47    7.622    631     79.31    87,904.28     35.24    56.62     93.33
-------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00       773    87,294,413.82    11.33    7.469    629     80.61   112,929.38     34.85    57.16     94.21
-------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00       656    90,153,522.07    11.70    7.327    637     81.04   137,429.15     35.27    50.69     96.42
-------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00       484    78,512,299.90    10.19    7.332    632     80.45   162,215.50     36.35    49.71     96.56
-------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00       368    69,061,065.23     8.96    7.197    636     81.20   187,665.94     37.46    48.85     95.40
-------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00       268    57,123,986.51     7.41    7.163    640     80.28   213,149.20     35.78    43.06     94.74
-------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00       192    45,679,687.89     5.93    7.208    639     80.09   237,915.04     36.39    43.12     94.33
-------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00       179    47,055,139.15     6.11    7.016    645     80.08   262,877.87     36.36    42.04     96.11
-------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00       125    35,873,073.43     4.65    7.061    642     80.97   286,984.59     38.91    41.51     97.63
-------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00       139    45,123,876.56     5.86    7.132    645     79.78   324,632.21     36.25    42.44     95.00
-------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00        96    36,018,460.77     4.67    6.977    652     79.33   375,192.30     35.16    40.63     92.71
-------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00        50    21,299,581.73     2.76    6.710    659     75.74   425,991.63     37.15    32.18     96.13
-------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00        30    14,381,685.24     1.87    6.661    658     78.90   479,389.51     31.29    27.09    100.00
-------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00         9     4,901,894.35     0.64    6.544    688     77.11   544,654.93     39.60    23.05    100.00
-------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00         2     1,333,110.99     0.17    6.314    664     54.23   666,555.50     35.70    51.29    100.00
-------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00         2     1,560,000.00     0.20    6.123    744     62.28   780,000.00     43.84     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00         2     1,630,009.00     0.21    5.441    666     54.85   815,004.50     45.30     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00       1       940,000.00     0.12    5.500    740     80.00   940,000.00     29.03     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CURRENT RATE                Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         2                0     0.00    0.000      0      0.00         0.00      0.00     0.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  16     3,186,818.70     0.41    4.944    723     66.54   199,176.17     34.73    43.96     84.92
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  80    17,130,274.02     2.22    5.397    701     65.49   214,128.43     34.57    43.53     93.94
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 370    67,489,254.18     8.76    5.873    686     72.34   182,403.39     34.28    40.69     97.77
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 633   113,813,881.28    14.77    6.365    673     76.29   179,800.76     35.74    39.06     95.74
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                1032   170,504,462.96    22.12    6.847    653     79.36   165,217.50     33.92    41.08     95.85
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 773   114,657,883.72    14.88    7.343    632     81.21   148,328.44     35.37    44.49     93.77
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                 868   124,178,113.06    16.11    7.831    613     83.19   143,062.34     36.78    52.79     93.52
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                 448    57,925,362.43     7.52    8.330    596     83.55   129,297.68     38.50    61.08     91.01
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                 407    49,834,029.26     6.47    8.807    586     84.37   122,442.33     38.80    65.53     92.57
-------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 175    18,976,997.04     2.46    9.307    581     84.60   108,439.98     38.51    76.18     93.67
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                161    14,725,204.77     1.91    9.826    589     88.69    91,460.90     38.92    82.22     97.06
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                65     4,284,645.97     0.56   10.300    620     93.90    65,917.63     39.71    78.35     98.67
-------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                71     3,846,256.52     0.50   10.854    648     97.74    54,172.63     35.51    61.91    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                60     2,594,714.41     0.34   11.362    662     98.31    43,245.24     33.01    52.46    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                49     1,864,862.10     0.24   11.848    674     99.46    38,058.41     32.14    28.62    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                34     1,169,871.33     0.15   12.434    693     94.93    34,407.98     28.61    26.67    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                43     1,478,233.88     0.19   12.845    697     99.58    34,377.53     31.91    16.29     97.31
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                41     1,319,063.18     0.17   13.334    710     99.66    32,172.27     23.40     1.44    100.00
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                50     1,703,485.63     0.22   13.780    681     99.98    34,069.71     32.85     6.20    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CREDIT SCORE                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Not Available                  12       654,693.05     0.08   10.558      0     92.99    54,557.75     30.40    19.02     93.93
-------------------------------------------------------------------------------------------------------------------------------
501 - 520                      16     2,187,824.41     0.28    8.260    519     80.85   136,739.03     40.80    94.29    100.00
-------------------------------------------------------------------------------------------------------------------------------
521 - 540                     348    46,168,878.14     5.99    8.207    531     79.09   132,669.19     40.87    87.24     98.56
-------------------------------------------------------------------------------------------------------------------------------
541 - 560                     371    50,078,468.81     6.50    8.090    551     79.07   134,982.40     40.24    73.37     98.13
-------------------------------------------------------------------------------------------------------------------------------
561 - 580                     398    57,855,533.81     7.51    7.851    571     78.43   145,365.66     38.83    61.41     97.38
-------------------------------------------------------------------------------------------------------------------------------
581 - 600                     435    62,866,042.07     8.16    7.797    591     78.98   144,519.64     39.80    58.49     96.18
-------------------------------------------------------------------------------------------------------------------------------
601 - 620                     483    69,455,591.09     9.01    7.664    611     81.52   143,800.40     39.62    65.53     96.11
-------------------------------------------------------------------------------------------------------------------------------
621 - 640                     640    97,454,241.52    12.65    7.317    630     80.72   152,272.25     37.28    50.96     94.13
-------------------------------------------------------------------------------------------------------------------------------
641 - 660                     670    95,692,351.11    12.42    7.152    650     81.20   142,824.40     37.00    43.65     92.64
-------------------------------------------------------------------------------------------------------------------------------
661 - 680                     658    91,666,099.23    11.89    7.057    670     80.71   139,310.18     31.81    28.40     94.34
-------------------------------------------------------------------------------------------------------------------------------
681 - 700                     445    65,268,733.96     8.47    6.971    690     81.67   146,671.31     31.54    25.22     93.20
-------------------------------------------------------------------------------------------------------------------------------
701 - 720                     342    49,762,456.89     6.46    6.757    710     80.36   145,504.26     31.59    28.49     94.84
-------------------------------------------------------------------------------------------------------------------------------
721 - 740                     257    36,400,171.53     4.72    6.753    730     80.25   141,634.91     29.77    33.86     91.74
-------------------------------------------------------------------------------------------------------------------------------
741 - 760                     154    22,482,414.51     2.92    6.635    750     78.62   145,989.70     29.28    28.41     86.61
-------------------------------------------------------------------------------------------------------------------------------
761 - 780                     105    15,128,854.98     1.96    6.629    769     78.13   144,084.33     25.56    21.50     96.86
-------------------------------------------------------------------------------------------------------------------------------
781 - 800                      39     6,857,179.07     0.89    6.441    789     73.05   175,825.10     28.50    37.38     86.66
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                       5       703,880.26     0.09    6.550    807     77.80   140,776.05     29.85    89.62     77.98
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIEN STATUS                 Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
1ST                          4952   755,033,552.29    97.97    7.263    638     79.80   152,470.43     35.86    48.33     94.60
-------------------------------------------------------------------------------------------------------------------------------
2ND                           426    15,649,862.15     2.03   11.613    689     99.13    36,736.77     32.03    34.21     99.75
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ORIGINAL LTV                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                     495    25,042,532.28     3.25    9.631    677     74.37    50,590.97     32.62    34.13     96.14
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  40     5,626,886.81     0.73    6.735    646     43.13   140,672.17     35.10    50.59     70.52
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  77     9,974,525.98     1.29    6.664    634     48.15   129,539.30     31.64    41.51     83.67
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  76    10,461,594.78     1.36    6.696    640     52.42   137,652.56     32.23    32.00     95.71
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 130    19,215,588.23     2.49    6.772    637     57.83   147,812.22     32.70    43.42     92.05
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 208    32,329,360.29     4.19    6.819    638     63.12   155,429.62     34.58    38.80     91.57
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 306    46,492,323.02     6.03    7.025    627     68.38   151,935.70     34.11    37.66     91.20
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 451    67,825,782.23     8.80    7.203    623     73.98   150,389.76     35.94    44.54     89.29
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                1428   223,606,260.32    29.01    6.930    656     79.58   156,587.02     35.94    38.07     95.67
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 603    95,457,642.20    12.39    7.541    615     84.28   158,304.55     38.76    51.71     95.99
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                1053   161,947,141.35    21.01    7.607    629     89.57   153,795.96     34.57    55.46     96.51
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                511    72,703,776.95     9.43    8.015    653     95.97   142,277.45     38.58    80.47     98.21
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
COMBINED LTV                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                      70     9,460,670.13     1.23    6.372    657     33.03   135,152.43     33.53    34.47     90.20
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  40     5,626,886.81     0.73    6.735    646     43.13   140,672.17     35.10    50.59     70.52
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  77     9,974,525.98     1.29    6.664    634     48.15   129,539.30     31.64    41.51     83.67
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  76    10,461,594.78     1.36    6.696    640     52.42   137,652.56     32.23    32.00     95.71
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 130    19,215,588.23     2.49    6.772    637     57.83   147,812.22     32.70    43.42     92.05
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 208    32,329,360.29     4.19    6.819    638     63.12   155,429.62     34.58    38.80     91.57
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 306    46,492,323.02     6.03    7.025    627     68.38   151,935.70     34.11    37.66     91.20
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 451    67,825,782.23     8.80    7.203    623     73.98   150,389.76     35.94    44.54     89.29
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                1428   223,606,260.32    29.01    6.930    656     79.58   156,587.02     35.94    38.07     95.67
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 603    95,457,642.20    12.39    7.541    615     84.28   158,304.55     38.76    51.71     95.99
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                1058   162,059,011.61    21.03    7.609    629     89.57   153,174.87     34.57    55.43     96.51
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                930    88,151,821.92    11.44    8.647    660     96.59    94,786.91     37.44    72.31     98.48
-------------------------------------------------------------------------------------------------------------------------------
100.01 ****                     1        21,946.92     0.00   10.000    710    100.55    21,946.92     14.11   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
DOC TYPE                    Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
FULL                         2780   370,285,664.33    48.05    7.527    618     81.05   133,196.28     40.36   100.00     94.31
-------------------------------------------------------------------------------------------------------------------------------
STATED                       1813   280,754,353.96    36.43    7.160    657     74.92   154,856.23     39.00     0.00     94.87
-------------------------------------------------------------------------------------------------------------------------------
NO DOC                        409    58,587,285.12     7.60    6.943    700     76.79   143,245.20      0.40     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
NINA                          128    21,804,967.05     2.83    7.286    674     84.85   170,351.31      3.44     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
LIMITED                       137    21,446,271.00     2.78    7.729    602     79.41   156,542.12     40.26     0.00     87.52
-------------------------------------------------------------------------------------------------------------------------------
24 MONTH BANK STATEMENT       108    17,579,645.93     2.28    7.677    608     82.07   162,774.50     40.51     0.00     85.46
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         3       225,227.05     0.03    8.115    644     81.13    75,075.68     42.20     0.00     67.02
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     78.58   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LOAN PURPOSE                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           3094   468,870,530.55    60.84    7.288    625     77.54   151,541.87     36.00    50.51     95.66
-------------------------------------------------------------------------------------------------------------------------------
Purchase                     1702   215,167,996.69    27.92    7.579    668     80.63   126,420.68     35.70    41.03     92.77
-------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance           576    85,655,638.66    11.11    7.133    644     79.30   148,707.71     34.94    52.04     94.54
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         6       989,248.54     0.13    6.832    655     63.80   164,874.76     24.51    59.80     77.91
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     78.58   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
OCCUPANCY                   Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Primary                      5009   724,843,892.88    94.05    7.345    638     78.87   144,708.30     35.51    47.82    100.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (NOO)              301    35,020,553.65     4.54    7.469    665     73.68   116,347.35     40.50    50.90      0.00
-------------------------------------------------------------------------------------------------------------------------------
Second Home                    43     5,755,651.80     0.75    7.472    650     75.43   133,852.37     39.03    56.16      0.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (OO)                25     5,063,316.11     0.66    7.281    643     74.37   202,532.64     38.29    51.56    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     78.58   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PROPERTY TYPE               Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Single Family                4107   582,008,373.71    75.52    7.365    636     78.90   141,711.32     35.65    49.02     96.06
-------------------------------------------------------------------------------------------------------------------------------
PUD                           628    98,519,590.02    12.78    7.242    643     78.27   156,878.33     35.16    46.89     97.22
-------------------------------------------------------------------------------------------------------------------------------
2 to 4 Family                 276    45,121,157.39     5.85    7.334    651     74.83   163,482.45     38.86    40.97     75.86
-------------------------------------------------------------------------------------------------------------------------------
Condo                         364    44,725,404.59     5.80    7.421    657     78.92   122,871.99     35.85    44.68     90.58
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         3       308,888.73     0.04    8.574    595     66.26   102,962.91     32.92   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     78.58   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
STATE                       Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
California                   1049   212,302,503.92    27.55    6.956    653     75.42   202,385.61     36.86    41.17     94.58
-------------------------------------------------------------------------------------------------------------------------------
Florida                      1011   117,325,413.41    15.22    7.475    638     79.68   116,048.88     33.98    46.63     93.35
-------------------------------------------------------------------------------------------------------------------------------
Ohio                          297    33,535,593.08     4.35    7.580    628     82.51   112,914.45     35.58    59.52     91.02
-------------------------------------------------------------------------------------------------------------------------------
Washington                    176    27,029,892.68     3.51    7.179    650     80.85   153,578.94     38.01    47.36     96.36
-------------------------------------------------------------------------------------------------------------------------------
Texas                         220    25,574,267.27     3.32    7.543    644     79.27   116,246.67     37.27    47.22     96.26
-------------------------------------------------------------------------------------------------------------------------------
Colorado                      139    25,066,686.53     3.25    7.089    643     81.20   180,335.87     35.96    40.07     95.89
-------------------------------------------------------------------------------------------------------------------------------
Michigan                      195    23,797,163.08     3.09    7.836    623     82.26   122,036.73     36.08    58.02     95.40
-------------------------------------------------------------------------------------------------------------------------------
New York                      116    21,231,166.03     2.75    7.359    638     74.25   183,027.29     33.88    43.84     96.14
-------------------------------------------------------------------------------------------------------------------------------
Arizona                       156    20,605,501.54     2.67    7.437    643     79.23   132,086.55     34.01    41.33     97.05
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    100    20,078,708.39     2.61    7.314    621     77.58   200,787.08     36.40    49.22     95.39
-------------------------------------------------------------------------------------------------------------------------------
Illinois                      128    19,507,673.01     2.53    7.283    633     78.26   152,403.70     36.09    50.79     96.82
-------------------------------------------------------------------------------------------------------------------------------
Missouri                      172    17,951,722.41     2.33    7.799    618     81.68   104,370.48     36.60    71.70     95.01
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                139    17,408,033.06     2.26    8.143    628     81.16   125,237.65     36.77    45.72     97.07
-------------------------------------------------------------------------------------------------------------------------------
Virginia                      108    15,486,911.10     2.01    7.662    635     78.71   143,397.32     32.60    59.48     93.98
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  77    15,214,520.31     1.97    7.167    638     74.21   197,591.17     36.49    53.25     92.18
-------------------------------------------------------------------------------------------------------------------------------
Nevada                        107    14,228,082.58     1.85    7.413    651     78.87   132,972.73     34.67    45.54     97.99
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  113    13,837,891.80     1.80    7.477    623     78.20   122,459.22     32.49    51.79     96.46
-------------------------------------------------------------------------------------------------------------------------------
Maryland                       90    13,808,491.57     1.79    7.469    631     79.81   153,427.68     34.10    52.19     98.13
-------------------------------------------------------------------------------------------------------------------------------
Oregon                         78    12,114,266.85     1.57    7.222    642     80.11   155,311.11     37.65    47.91     92.68
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                     110    11,497,140.48     1.49    7.717    624     81.94   104,519.46     33.26    55.67     93.45
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                    69     9,951,835.84     1.29    7.517    635     76.31   144,229.50     37.50    38.04     87.60
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                       86     7,575,785.56     0.98    7.725    639     84.24    88,090.53     37.40    51.53     97.43
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                      73     6,542,813.83     0.85    7.887    631     81.48    89,627.59     35.93    63.30     96.68
-------------------------------------------------------------------------------------------------------------------------------
Indiana                        60     6,352,374.98     0.82    7.565    626     81.21   105,872.92     33.88    53.66     91.97
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                      42     6,062,436.30     0.79    7.459    645     76.86   144,343.72     33.98    30.10     88.67
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                 54     5,728,265.38     0.74    7.863    619     82.77   106,078.99     35.21    62.55     95.07
-------------------------------------------------------------------------------------------------------------------------------
Georgia                        44     5,510,508.14     0.72    8.177    615     83.27   125,238.82     33.84    53.49     98.58
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                       53     5,376,726.72     0.70    7.724    624     83.34   101,447.67     35.20    73.32    100.00
-------------------------------------------------------------------------------------------------------------------------------
Idaho                          45     5,082,679.76     0.66    7.574    629     81.83   112,948.44     39.52    46.14     91.75
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                    51     4,827,613.07     0.63    7.581    635     84.91    94,659.08     34.28    66.32     98.56
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                       49     4,552,555.33     0.59    7.693    646     81.06    92,909.29     33.93    39.21     95.07
-------------------------------------------------------------------------------------------------------------------------------
Kansas                         28     3,942,338.30     0.51    7.612    635     83.43   140,797.80     36.12    43.52    100.00
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia           20     3,526,063.73     0.46    7.240    613     71.20   176,303.19     32.61    82.42     80.76
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                  18     3,020,976.19     0.39    6.957    639     79.07   167,832.01     42.94    72.69     97.45
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                      18     2,797,413.75     0.36    7.717    594     81.91   155,411.88     37.17    56.07     98.16
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                     16     2,390,704.98     0.31    7.439    623     76.34   149,419.06     39.97    48.08     96.97
-------------------------------------------------------------------------------------------------------------------------------
Delaware                       12     2,123,643.95     0.28    7.424    623     81.11   176,970.33     40.13    48.61    100.00
-------------------------------------------------------------------------------------------------------------------------------
Utah                           12     1,805,778.93     0.23    7.432    629     80.44   150,481.58     39.29    51.32     85.54
-------------------------------------------------------------------------------------------------------------------------------
Maine                           8     1,498,860.93     0.19    7.795    598     70.07   187,357.62     36.30    82.59    100.00
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                    7     1,175,744.69     0.15    7.408    615     70.62   167,963.53     32.88    47.27    100.00
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                  11     1,005,850.73     0.13    7.679    613     85.83    91,440.98     35.56    90.28    100.00
-------------------------------------------------------------------------------------------------------------------------------
Iowa                            6       485,598.28     0.06    7.984    618     85.16    80,933.05     37.39    83.78     86.58
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                        6       484,912.81     0.06    7.625    622     75.82    80,818.80     32.67    75.46     79.39
-------------------------------------------------------------------------------------------------------------------------------
South Dakota                    2       301,177.96     0.04    7.359    652     85.09   150,588.98     48.27    27.56    100.00
-------------------------------------------------------------------------------------------------------------------------------
Vermont                         2       297,788.80     0.04    7.232    589     68.62   148,894.40     44.86   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                         2       299,786.11     0.04    7.320    648     87.06   149,893.06     32.88    64.62    100.00
-------------------------------------------------------------------------------------------------------------------------------
Montana                         2       246,505.71     0.03    7.098    636     67.58   123,252.86     29.93    55.42    100.00
-------------------------------------------------------------------------------------------------------------------------------
North Dakota                    1       115,044.58     0.01    7.990    539     90.00   115,044.58     45.47   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     78.58   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ZIP CODES                   Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
93030                          13     3,047,719.11     0.40    6.940    678     79.64   234,439.93     25.87    13.76     93.46
-------------------------------------------------------------------------------------------------------------------------------
93033                          16     2,868,748.57     0.37    6.790    677     70.86   179,296.79     28.44    15.95     91.83
-------------------------------------------------------------------------------------------------------------------------------
91710                          11     2,015,962.64     0.26    7.176    634     78.80   183,269.33     28.31    28.36    100.00
-------------------------------------------------------------------------------------------------------------------------------
33068                          18     1,788,685.08     0.23    7.385    630     81.07    99,371.39     29.37    48.61     97.23
-------------------------------------------------------------------------------------------------------------------------------
94561                          10     1,761,841.96     0.23    7.020    636     82.91   176,184.20     42.22    85.13    100.00
-------------------------------------------------------------------------------------------------------------------------------
33023                          16     1,723,899.39     0.22    7.059    650     79.79   107,743.71     34.38    40.74     95.66
-------------------------------------------------------------------------------------------------------------------------------
92337                           9     1,687,224.19     0.22    7.632    634     89.65   187,469.35     47.22    71.90     94.84
-------------------------------------------------------------------------------------------------------------------------------
93065                           6     1,611,883.82     0.21    6.493    711     78.42   268,647.30     41.54    14.33    100.00
-------------------------------------------------------------------------------------------------------------------------------
93010                           4     1,463,270.64     0.19    6.511    694     67.05   365,817.66     31.32    26.84    100.00
-------------------------------------------------------------------------------------------------------------------------------
91342                           9     1,438,713.74     0.19    7.377    614     74.84   159,857.08     42.81    52.83    100.00
-------------------------------------------------------------------------------------------------------------------------------
Other                        5266   751,275,465.30    97.48    7.360    639     80.25   142,665.30     35.83    48.34     94.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
AMORT TYPE                  Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                     3075   476,434,295.11    61.82    7.356    627     81.61   154,937.98     36.96    51.09     95.10
-------------------------------------------------------------------------------------------------------------------------------
ARM 3/27                      249    41,557,123.79     5.39    6.996    647     79.64   166,896.08     36.19    51.51     95.45
-------------------------------------------------------------------------------------------------------------------------------
ARM 5/1                         2       431,683.22     0.06    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
ARM 6ML                         8     1,695,163.64     0.22    5.410    673     77.54   211,895.46     31.55     6.21    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 10 YR                       7       602,253.05     0.08    6.312    678     54.89    86,036.15     39.77    42.74    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 15 YR                     406    32,991,387.33     4.28    7.541    659     74.33    81,259.57     34.16    42.74     89.83
-------------------------------------------------------------------------------------------------------------------------------
FIX 20 YR                      52     6,689,805.66     0.87    6.964    658     70.89   128,650.11     37.08    43.42     94.19
-------------------------------------------------------------------------------------------------------------------------------
FIX 25 YR                       7       745,888.65     0.10    7.730    588     79.23   106,555.52     41.27    76.97     88.24
-------------------------------------------------------------------------------------------------------------------------------
FIX 30 YR                     954   148,955,564.22    19.33    7.088    664     76.10   156,137.91     33.05    42.58     94.45
-------------------------------------------------------------------------------------------------------------------------------
FIX 30/15 Balloon             617    60,580,249.77     7.86    8.199    660     84.07    98,185.17     33.71    39.77     94.30
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         1                0     0.00    0.000      0      0.00         0.00      0.00     0.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO MTY                  Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
**** 180                     1030    93,958,240.15    12.19    7.956    660     80.44    91,221.59     33.90    40.93     92.76
-------------------------------------------------------------------------------------------------------------------------------
181 - 240                      53     6,905,455.66     0.90    7.001    658     71.64   130,291.62     37.15    42.06     94.37
-------------------------------------------------------------------------------------------------------------------------------
241 - 360                    4295   669,819,718.63    86.91    7.270    636     80.25   155,953.37     36.03    49.11     94.99
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PERIODIC CAP                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        2043   250,461,958.05    32.50    7.413    662     77.61   122,595.18     33.50    42.03     93.79
-------------------------------------------------------------------------------------------------------------------------------
1                            3333   519,789,773.17    67.45    7.321    628     81.44   155,952.53     36.88    50.99     95.15
-------------------------------------------------------------------------------------------------------------------------------
3                               2       431,683.22     0.06    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO RESET                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        2044   250,565,148.68    32.51    7.413    662     77.62   122,585.69     33.50    42.05     93.80
-------------------------------------------------------------------------------------------------------------------------------
12-Jan                         11     1,934,052.62     0.25    5.748    665     78.74   175,822.97     32.16    14.50    100.00
-------------------------------------------------------------------------------------------------------------------------------
13 - 24                      3072   476,195,406.13    61.79    7.356    627     81.61   155,011.53     36.96    51.08     95.10
-------------------------------------------------------------------------------------------------------------------------------
25 - 36                       249    41,557,123.79     5.39    6.996    647     79.64   166,896.08     36.19    51.51     95.45
-------------------------------------------------------------------------------------------------------------------------------
49 - 60                         2       431,683.22     0.06    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIFE MAXIMUM RATE           Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        2047   250,844,326.10    32.55    7.413    662     77.62   122,542.42     33.49    42.00     93.79
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                18     4,138,897.08     0.54    5.542    715     79.36   229,938.73     39.35    24.44    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                71    16,518,893.92     2.14    5.738    686     72.60   232,660.48     35.92    39.36     95.00
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000               226    41,848,161.01     5.43    5.988    669     76.10   185,168.85     35.20    41.67     98.38
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500               400    70,092,385.75     9.09    6.393    669     79.38   175,230.96     36.33    37.61     96.78
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000               671   110,055,066.31    14.28    6.858    647     81.06   164,016.49     33.94    41.66     96.32
-------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500               534    81,445,062.30    10.57    7.354    623     81.79   152,518.84     36.55    47.50     93.72
-------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               594    89,449,070.51    11.61    7.832    603     83.76   150,587.66     38.67    58.59     93.28
-------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500               306    42,114,646.08     5.46    8.338    586     83.79   137,629.56     39.98    66.66     92.04
-------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000               305    39,299,888.83     5.10    8.816    577     84.44   128,852.09     39.73    72.11     94.48
-------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500               107    13,451,597.22     1.75    9.293    572     84.26   125,715.86     39.28    77.52     96.57
-------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                82     9,718,145.38     1.26    9.770    576     87.31   118,513.97     39.72    85.86     97.85
-------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                11     1,377,794.56     0.18   10.212    587     90.86   125,254.05     41.77    84.06     95.85
-------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                 5       265,779.39     0.03   10.897    600     92.57    53,155.88     37.72   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                 1        63,700.00     0.01   11.250    578     65.00    63,700.00     44.86   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MARGIN                      Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        2045   250,696,580.68    32.53    7.413    662     77.62   122,590.02     33.49    42.03     93.80
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.500                   1       240,330.26     0.03    7.750    588     92.50   240,330.26     31.78   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                   2       500,440.97     0.06    8.350    623     81.35   250,220.49     40.97   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                   1       128,998.38     0.02    5.125    711     56.15   128,998.38     24.45   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                  54    11,272,636.87     1.46    5.579    699     67.13   208,752.53     35.76    44.20     93.76
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                 259    43,854,627.02     5.69    6.179    689     76.28   169,322.88     33.04    31.57     98.52
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                 445    74,330,799.21     9.64    6.559    679     77.64   167,035.50     30.56    26.11     95.89
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 583    92,431,647.21    11.99    6.907    647     79.32   158,544.85     35.01    43.99     95.63
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 678   106,945,292.94    13.88    7.339    622     83.56   157,736.42     38.20    54.14     92.26
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 677   101,734,918.49    13.20    7.846    591     83.86   150,273.14     40.47    60.38     95.71
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                 399    56,863,086.30     7.38    8.334    577     84.89   142,514.00     40.15    70.87     94.73
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 157    21,995,063.54     2.85    8.792    571     85.41   140,095.95     40.92    74.79     95.51
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                  61     7,873,714.95     1.02    9.209    597     92.96   129,077.29     42.00    92.28     98.53
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                  13     1,472,681.60     0.19    9.746    594     94.60   113,283.20     41.38   100.00     97.77
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                   2       209,734.45     0.03    9.475    594     73.53   104,867.23     37.53   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                  1       132,861.57     0.02    9.250    520     70.00   132,861.57     45.91   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       5378   770,683,414.44   100.00    7.351    639     80.19   143,302.98     35.78    48.05     94.71
-------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securovies does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned

***  denotes lesser than or equal to
**** denotes greater than or equal to

                                Freddie Eligible

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PRINCIPAL BALANCE           Count         UPB        % UPB     GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 25,000.00                 116     2,287,591.06     0.45   12.017    689     99.05    19,720.61     29.42    40.03    100.00
-------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00         301    11,563,117.81     2.26   10.418    659     89.17    38,415.67     33.20    46.27     89.16
-------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00         461    29,488,500.86     5.76    8.448    636     80.39    63,966.38     32.35    59.62     85.76
-------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00        562    49,560,335.60     9.69    7.762    632     79.39    88,185.65     35.08    53.93     92.84
-------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00       558    63,056,966.00    12.33    7.515    630     80.65   113,005.32     34.64    54.10     94.08
-------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00       484    66,517,071.65    13.00    7.410    638     80.75   137,431.97     34.64    47.09     96.95
-------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00       373    60,503,332.96    11.83    7.406    631     80.89   162,207.33     36.66    49.07     96.57
-------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00       289    54,240,866.47    10.60    7.231    638     80.63   187,684.66     36.65    46.68     95.19
-------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00       214    45,647,910.87     8.92    7.249    638     80.78   213,307.99     36.18    43.61     94.32
-------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00       150    35,762,049.24     6.99    7.227    642     79.81   238,413.66     35.74    41.29     95.35
-------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00       149    39,148,422.08     7.65    7.094    643     80.30   262,741.09     36.07    40.43     96.67
-------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00       102    29,276,342.74     5.72    7.064    645     81.35   287,022.97     38.50    38.08    100.00
-------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00        71    22,508,417.58     4.40    7.235    644     78.72   317,019.97     38.29    39.54     92.84
-------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00         3     1,120,734.51     0.22    7.828    608     78.31   373,578.17     43.66    33.10     66.56
-------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00         2       855,032.57     0.17    7.377    672     88.33   427,516.29     50.96   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CURRENT RATE                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         2                0     0.00    0.000      0      0.00         0.00      0.00     0.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   7     1,223,664.53     0.24    4.910    685     66.04   174,809.22     35.96    54.02     79.98
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  36     6,666,797.70     1.30    5.403    691     66.32   185,188.83     37.60    53.85     96.25
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 214    35,298,794.73     6.90    5.878    683     72.43   164,947.64     33.60    38.04     98.11
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 418    67,578,405.34    13.21    6.370    677     76.81   161,670.83     35.42    37.33     96.08
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                 688   108,098,984.95    21.13    6.843    659     79.03   157,120.62     33.28    37.05     96.16
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 556    81,437,905.41    15.92    7.345    635     80.47   146,471.05     35.18    43.69     93.63
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                 626    89,293,337.78    17.46    7.825    613     82.78   142,641.11     36.97    51.62     93.05
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                 318    39,545,177.01     7.73    8.333    596     83.46   124,355.90     38.19    61.25     89.66
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                 318    37,624,779.88     7.36    8.823    589     84.51   118,316.92     38.92    65.77     93.57
-------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 138    15,835,283.04     3.10    9.303    580     84.62   114,748.43     38.86    77.93     95.77
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                131    12,268,457.94     2.40    9.819    590     88.55    93,652.35     38.92    79.77     97.03
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                58     3,661,835.29     0.72   10.292    626     93.71    63,135.09     39.08    74.67     98.44
-------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                62     3,321,000.19     0.65   10.865    651     97.94    53,564.52     34.44    59.29    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                55     2,344,310.79     0.46   11.378    665     98.32    42,623.83     32.68    51.61    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                43     1,724,223.25     0.34   11.853    675     99.42    40,098.22     32.43    29.56    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                32     1,131,916.49     0.22   12.438    693     94.76    35,372.39     28.66    25.71    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                42     1,459,268.87     0.29   12.845    698     99.58    34,744.50     31.78    16.51     97.28
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                41     1,319,063.18     0.26   13.334    710     99.66    32,172.27     23.40     1.44    100.00
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                50     1,703,485.63     0.33   13.780    681     99.98    34,069.71     32.85     6.20    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CREDIT SCORE                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Not Available                  11       514,293.05     0.10   11.154      0     96.54    46,753.91     26.04    24.21     92.27
-------------------------------------------------------------------------------------------------------------------------------
501 - 520                      10     1,387,635.73     0.27    8.577    519     82.86   138,763.57     41.59    91.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
521 - 540                     248    31,526,852.59     6.16    8.295    530     78.69   127,124.41     40.16    87.31     98.35
-------------------------------------------------------------------------------------------------------------------------------
541 - 560                     262    35,995,723.02     7.04    8.220    551     79.75   137,388.26     40.04    72.98     98.73
-------------------------------------------------------------------------------------------------------------------------------
561 - 580                     269    38,333,090.78     7.49    7.982    571     78.72   142,502.20     38.48    63.08     97.26
-------------------------------------------------------------------------------------------------------------------------------
581 - 600                     306    42,319,667.98     8.27    7.907    590     78.94   138,299.57     39.61    56.18     96.59
-------------------------------------------------------------------------------------------------------------------------------
601 - 620                     327    46,835,668.22     9.16    7.828    611     82.16   143,228.34     39.77    64.31     95.21
-------------------------------------------------------------------------------------------------------------------------------
621 - 640                     458    64,549,796.23    12.62    7.431    631     80.32   140,938.42     37.26    49.56     94.28
-------------------------------------------------------------------------------------------------------------------------------
641 - 660                     481    62,435,432.35    12.21    7.246    650     80.83   129,803.39     36.75    43.40     92.96
-------------------------------------------------------------------------------------------------------------------------------
661 - 680                     478    59,543,242.34    11.64    7.189    670     81.44   124,567.45     32.13    29.16     94.24
-------------------------------------------------------------------------------------------------------------------------------
681 - 700                     327    44,787,266.21     8.76    7.118    690     82.34   136,964.12     31.73    23.22     93.07
-------------------------------------------------------------------------------------------------------------------------------
701 - 720                     261    34,256,576.69     6.70    6.869    710     81.93   131,251.25     31.52    25.73     94.60
-------------------------------------------------------------------------------------------------------------------------------
721 - 740                     181    21,681,119.40     4.24    7.066    730     82.52   119,785.19     29.38    29.67     91.01
-------------------------------------------------------------------------------------------------------------------------------
741 - 760                     111    13,710,493.87     2.68    7.015    749     82.34   123,517.96     28.26    29.24     85.96
-------------------------------------------------------------------------------------------------------------------------------
761 - 780                      75     9,382,986.87     1.83    6.993    769     80.04   125,106.49     22.44    16.79     97.25
-------------------------------------------------------------------------------------------------------------------------------
781 - 800                      26     3,646,013.18     0.71    6.835    788     75.22   140,231.28     27.34    33.51     86.81
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                       4       630,833.49     0.12    6.643    808     77.54   157,708.37     33.31   100.00     75.43
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIEN STATUS                 Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
1ST                          3438   496,615,082.46    97.08    7.383    636     80.16   144,448.83     35.81    47.88     94.57
-------------------------------------------------------------------------------------------------------------------------------
2ND                           397    14,921,609.54     2.92   11.659    689     99.09    37,585.92     31.86    33.44     99.73
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ORIGINAL LTV                Count         UPB        % UPB     GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                     443    20,011,682.12     3.91   10.337    681     82.17    45,173.10     31.51    33.42     95.88
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  29     3,922,524.14     0.77    6.854    643     42.91   135,259.45     35.19    41.90     74.94
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  49     6,363,794.66     1.24    6.788    638     48.21   129,873.36     30.45    31.92     83.78
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  43     6,025,976.24     1.18    6.850    640     52.61   140,138.98     30.45    25.30     97.15
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  87    11,293,378.84     2.21    6.967    626     57.75   129,808.95     31.80    36.90     94.99
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 143    20,675,683.21     4.04    7.028    622     63.16   144,585.20     34.34    40.05     91.84
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 205    28,484,741.21     5.57    7.254    624     68.29   138,949.96     33.61    39.89     88.64
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 301    41,994,284.33     8.21    7.434    613     74.06   139,515.89     36.20    44.24     87.68
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                1088   159,444,955.96    31.17    7.001    654     79.63   146,548.67     36.31    37.87     96.08
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 375    54,867,000.71    10.73    7.700    610     84.30   146,312.00     38.69    50.67     97.36
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 732   109,876,529.16    21.48    7.678    630     89.63   150,104.55     34.28    55.09     96.00
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                340    48,576,141.42     9.50    8.176    655     96.14   142,871.00     38.92    81.93     97.46
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
COMBINED LTV                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                      47     5,158,072.58     1.01    6.542    657     32.39   109,746.23     30.34    34.24     84.79
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  29     3,922,524.14     0.77    6.854    643     42.91   135,259.45     35.19    41.90     74.94
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  49     6,363,794.66     1.24    6.788    638     48.21   129,873.36     30.45    31.92     83.78
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  43     6,025,976.24     1.18    6.850    640     52.61   140,138.98     30.45    25.30     97.15
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  87    11,293,378.84     2.21    6.967    626     57.75   129,808.95     31.80    36.90     94.99
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 143    20,675,683.21     4.04    7.028    622     63.16   144,585.20     34.34    40.05     91.84
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 205    28,484,741.21     5.57    7.254    624     68.29   138,949.96     33.61    39.89     88.64
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 301    41,994,284.33     8.21    7.434    613     74.06   139,515.89     36.20    44.24     87.68
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                1088   159,444,955.96    31.17    7.001    654     79.63   146,548.67     36.31    37.87     96.08
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 375    54,867,000.71    10.73    7.700    610     84.30   146,312.00     38.69    50.67     97.36
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 737   109,988,399.42    21.50    7.681    630     89.63   149,237.99     34.28    55.06     96.00
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                730    63,295,933.78    12.37    8.988    663     96.93    86,706.76     37.29    70.58     97.98
-------------------------------------------------------------------------------------------------------------------------------
100.01 ****                     1        21,946.92     0.00   10.000    710    100.55    21,946.92     14.11   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
DOC TYPE                    Count         UPB        % UPB     GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
FULL                         1895   242,793,946.15    47.46    7.695    615     81.21   128,123.45     40.31   100.00     94.47
-------------------------------------------------------------------------------------------------------------------------------
STATED                       1379   190,421,862.59    37.23    7.325    656     74.61   138,086.92     38.88     0.00     94.88
-------------------------------------------------------------------------------------------------------------------------------
NO DOC                        312    40,510,675.36     7.92    7.024    702     75.79   129,841.91      0.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
LIMITED                        91    14,387,577.08     2.81    7.950    592     79.98   158,105.24     40.49     0.00     88.54
-------------------------------------------------------------------------------------------------------------------------------
NINA                           80    12,334,566.66     2.41    7.408    675     85.02   154,182.08      3.44     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
24 MONTH BANK STATEMENT        76    10,913,837.11     2.13    7.859    615     81.84   143,603.12     39.09     0.00     80.88
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         2       174,227.05     0.03    8.002    637     80.00    87,113.53     43.00     0.00     57.36
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     78.40   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LOAN PURPOSE                Count         UPB        % UPB     GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           2089   295,991,304.49    57.86    7.421    621     77.38   141,690.43     35.77    49.61     95.73
-------------------------------------------------------------------------------------------------------------------------------
Purchase                     1403   168,647,676.25    32.97    7.692    667     79.98   120,205.04     35.79    40.88     93.51
-------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance           337    45,908,462.72     8.97    7.407    638     79.42   136,226.89     35.13    57.58     93.05
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         6       989,248.54     0.19    6.832    655     63.80   164,874.76     24.51    59.80     77.91
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     78.40   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
OCCUPANCY                   Count         UPB        % UPB     GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Primary                      3576   480,807,914.63    93.99    7.504    636     78.64   134,454.11     35.35    47.31    100.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (NOO)              212    23,495,405.64     4.59    7.560    664     73.88   110,827.39     41.12    50.29      0.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (OO)                18     3,734,589.47     0.73    7.415    640     76.13   207,477.19     41.82    51.07    100.00
-------------------------------------------------------------------------------------------------------------------------------
Second Home                    29     3,498,782.26     0.68    7.745    650     77.53   120,647.66     41.08    46.19      0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     78.40   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PROPERTY TYPE               Count         UPB        % UPB     GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Single Family                2893   382,505,771.57    74.78    7.518    634     78.60   132,217.69     35.56    48.97     96.30
-------------------------------------------------------------------------------------------------------------------------------
PUD                           450    61,899,170.28    12.10    7.458    646     78.84   137,553.71     34.12    43.90     96.83
-------------------------------------------------------------------------------------------------------------------------------
2 to 4 Family                 210    33,895,377.45     6.63    7.446    649     75.06   161,406.56     39.43    39.07     76.47
-------------------------------------------------------------------------------------------------------------------------------
Condo                         280    33,017,400.62     6.45    7.538    655     78.65   117,919.29     36.42    44.93     91.18
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         2       218,972.08     0.04    9.477    585     73.49   109,486.04     34.50   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     78.40   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
STATE                       Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
California                    752   131,757,780.17    25.76    7.127    647     75.32   175,209.81     37.60    43.23     94.90
-------------------------------------------------------------------------------------------------------------------------------
Florida                       589    67,604,126.52    13.22    7.678    641     80.64   114,777.80     33.18    42.54     93.75
-------------------------------------------------------------------------------------------------------------------------------
Michigan                      171    20,315,385.79     3.97    7.882    626     81.72   118,803.43     35.74    55.57     94.84
-------------------------------------------------------------------------------------------------------------------------------
Washington                    127    17,794,860.45     3.48    7.392    648     80.39   140,117.01     37.89    43.50     96.67
-------------------------------------------------------------------------------------------------------------------------------
Ohio                          178    17,696,705.73     3.46    7.743    635     81.23    99,419.70     34.38    48.73     90.57
-------------------------------------------------------------------------------------------------------------------------------
New York                      107    17,542,625.65     3.43    7.385    640     73.48   163,949.77     33.65    43.42     95.32
-------------------------------------------------------------------------------------------------------------------------------
Texas                         158    17,501,183.35     3.42    7.707    640     76.67   110,766.98     37.10    45.23     96.50
-------------------------------------------------------------------------------------------------------------------------------
Colorado                      112    17,422,294.27     3.41    7.191    643     80.10   155,556.20     34.82    41.79     94.09
-------------------------------------------------------------------------------------------------------------------------------
Arizona                       138    17,063,506.51     3.34    7.501    646     79.01   123,648.60     34.84    42.87     96.96
-------------------------------------------------------------------------------------------------------------------------------
Missouri                      153    15,282,981.96     2.99    7.852    614     81.78    99,888.77     36.05    72.02     95.97
-------------------------------------------------------------------------------------------------------------------------------
Illinois                      109    15,116,613.48     2.96    7.310    640     78.41   138,684.53     34.17    48.94     95.90
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                133    14,895,935.42     2.91    8.263    626     81.62   111,999.51     36.39    53.43     96.58
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  75    14,455,000.94     2.83    7.220    636     73.64   192,733.35     36.69    50.79     91.77
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                     63    11,438,905.97     2.24    7.452    620     75.73   181,569.94     35.61    40.88     92.60
-------------------------------------------------------------------------------------------------------------------------------
Nevada                         89    11,283,141.10     2.21    7.472    648     77.94   126,776.87     35.25    43.04     97.46
-------------------------------------------------------------------------------------------------------------------------------
Virginia                       81     9,977,852.80     1.95    7.900    631     78.70   123,183.37     32.04    55.95     97.61
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                   79     9,283,461.59     1.81    7.689    623     80.08   117,512.17     33.29    57.42     95.27
-------------------------------------------------------------------------------------------------------------------------------
Maryland                       66     9,196,297.83     1.80    7.643    636     78.68   139,337.85     34.61    52.74     98.58
-------------------------------------------------------------------------------------------------------------------------------
Oregon                         55     7,840,019.45     1.53    7.556    645     80.35   142,545.81     39.55    49.25     89.45
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                    55     7,356,916.11     1.44    7.770    624     77.08   133,762.11     37.15    42.27     87.23
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                      50     5,202,600.44     1.02    8.054    615     81.90   104,052.01     33.81    50.96     95.82
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                      39     5,200,721.74     1.02    7.461    634     76.88   133,351.84     34.91    35.08     86.79
-------------------------------------------------------------------------------------------------------------------------------
Georgia                        43     5,170,773.37     1.01    8.238    618     82.86   120,250.54     33.11    50.43     98.49
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                 49     4,852,219.76     0.95    7.952    622     82.05    99,024.89     34.49    62.57     94.18
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                       50     4,308,305.59     0.84    7.882    644     82.53    86,166.11     36.40    44.01     99.03
-------------------------------------------------------------------------------------------------------------------------------
Indiana                        42     3,977,997.80     0.78    7.870    616     84.72    94,714.23     29.98    67.70     90.51
-------------------------------------------------------------------------------------------------------------------------------
Idaho                          35     3,913,630.62     0.77    7.757    631     80.68   111,818.02     37.90    40.38     89.29
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                       29     3,056,214.24     0.60    7.937    615     84.96   105,386.70     36.27    79.87    100.00
-------------------------------------------------------------------------------------------------------------------------------
Kansas                         23     2,806,709.75     0.55    7.716    643     81.68   122,030.86     35.26    52.90    100.00
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                      28     2,728,919.62     0.53    7.482    659     81.42    97,461.42     35.39    46.79     98.27
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                       26     2,623,644.42     0.51    7.784    641     80.41   100,909.40     35.18    33.41     93.98
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia           14     2,030,790.60     0.40    7.546    588     69.11   145,056.47     32.50    85.81     90.68
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                    21     1,984,895.40     0.39    7.652    633     85.60    94,518.83     30.89    65.61     96.49
-------------------------------------------------------------------------------------------------------------------------------
Delaware                       10     1,878,257.68     0.37    7.567    617     80.87   187,825.77     41.00    49.72    100.00
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                  12     1,883,242.31     0.37    7.415    628     77.73   156,936.86     44.12    56.18     95.91
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                      13     1,700,783.24     0.33    7.938    592     84.46   130,829.48     36.97    76.24     96.97
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                     12     1,542,140.00     0.30    7.162    628     76.89   128,511.67     39.97    48.30    100.00
-------------------------------------------------------------------------------------------------------------------------------
Utah                           10     1,291,728.20     0.25    7.522    615     80.16   129,172.82     38.73    71.75     79.79
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                    7     1,175,744.69     0.23    7.408    615     70.62   167,963.53     32.88    47.27    100.00
-------------------------------------------------------------------------------------------------------------------------------
Maine                           6       885,908.51     0.17    7.635    601     83.82   147,651.42     32.24    70.54    100.00
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                   8       594,420.11     0.12    8.077    589     81.00    74,302.51     29.59    83.55    100.00
-------------------------------------------------------------------------------------------------------------------------------
Iowa                            6       485,598.28     0.09    7.984    618     85.16    80,933.05     37.39    83.78     86.58
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                        5       375,162.81     0.07    7.479    625     71.69    75,032.56     34.69    68.28     73.36
-------------------------------------------------------------------------------------------------------------------------------
Vermont                         2       297,788.80     0.06    7.232    589     68.62   148,894.40     44.86   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                         2       299,786.11     0.06    7.320    648     87.06   149,893.06     32.88    64.62    100.00
-------------------------------------------------------------------------------------------------------------------------------
South Dakota                    1       218,177.96     0.04    7.500    645     90.00   218,177.96     50.95     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Montana                         1       109,890.28     0.02    5.990    635     52.13   109,890.28     21.27     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
North Dakota                    1       115,044.58     0.02    7.990    539     90.00   115,044.58     45.47   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     78.40   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ZIP CODES                   Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
93030                           9     2,069,977.69     0.40    7.039    686     81.12   229,997.52     28.10    20.26    100.00
-------------------------------------------------------------------------------------------------------------------------------
93033                          11     2,024,524.20     0.40    6.954    688     72.76   184,047.65     24.06    11.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
94561                           9     1,541,623.17     0.30    7.237    637     83.48   171,291.46     44.44    83.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
91710                           8     1,435,366.45     0.28    7.347    622     80.42   179,420.81     30.48    39.83    100.00
-------------------------------------------------------------------------------------------------------------------------------
1841                            9     1,373,872.56     0.27    7.401    647     71.04   152,652.51     41.89    48.58     86.26
-------------------------------------------------------------------------------------------------------------------------------
92704                           6     1,324,941.58     0.26    7.312    645     72.76   220,823.60     41.05    28.86    100.00
-------------------------------------------------------------------------------------------------------------------------------
89015                          10     1,305,749.33     0.26    7.830    638     84.52   130,574.93     41.97    71.08    100.00
-------------------------------------------------------------------------------------------------------------------------------
92337                           7     1,286,349.00     0.25    7.786    625     88.76   183,764.14     47.25    63.14     93.24
-------------------------------------------------------------------------------------------------------------------------------
90746                           5     1,205,523.09     0.24    7.147    643     83.92   241,104.62     42.94    58.08    100.00
-------------------------------------------------------------------------------------------------------------------------------
90638                           4     1,108,782.35     0.22    6.507    661     82.39   277,195.59     32.34    25.23    100.00
-------------------------------------------------------------------------------------------------------------------------------
Other                        3757   496,859,982.58    97.13    7.516    637     80.74   132,249.13     35.68    47.61     94.62
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
AMORT TYPE                  Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                     2425   354,557,034.75    69.31    7.435    628     81.50   146,209.09     36.73    50.61     94.52
-------------------------------------------------------------------------------------------------------------------------------
ARM 3/27                      225    32,740,259.89     6.40    7.145    639     80.30   145,512.27     36.37    51.16     95.90
-------------------------------------------------------------------------------------------------------------------------------
ARM 5/1                         2       431,683.22     0.08    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
ARM 6ML                         7     1,335,253.64     0.26    5.523    645     74.18   190,750.52     30.72     7.88    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 10 YR                       3       282,605.97     0.06    5.972    750     43.17    94,201.99     31.89    26.54    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 15 YR                     243    16,161,454.25     3.16    8.334    665     76.24    66,508.04     31.10    31.75     96.64
-------------------------------------------------------------------------------------------------------------------------------
FIX 20 YR                      21     2,989,432.95     0.58    6.874    674     72.73   142,353.95     39.21    45.11     91.38
-------------------------------------------------------------------------------------------------------------------------------
FIX 25 YR                       1        56,000.00     0.01    9.750    575     69.14    56,000.00     27.82   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 30 YR                     479    69,899,388.81    13.66    7.239    663     75.48   145,927.74     32.25    39.61     94.86
-------------------------------------------------------------------------------------------------------------------------------
FIX 30/15 Balloon             428    33,083,578.52     6.47    8.956    667     87.27    77,298.08     33.36    36.83     94.53
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         1                0     0.00    0.000      0      0.00         0.00      0.00     0.00      0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO MTY                  Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 180                       675    49,527,638.74     9.68    8.736    667     83.42    73,374.28     32.62    35.11     95.25
-------------------------------------------------------------------------------------------------------------------------------
181 - 240                      21     2,989,432.95     0.58    6.874    674     72.73   142,353.95     39.21    45.11     91.38
-------------------------------------------------------------------------------------------------------------------------------
241 - 360                    3139   459,019,620.31    89.73    7.380    634     80.48   146,231.16     36.01    48.81     94.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PERIODIC CAP                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        1175   122,369,269.87    23.92    7.836    665     78.61   104,144.06     32.56    37.90     94.93
-------------------------------------------------------------------------------------------------------------------------------
1                            2658   388,735,738.91    75.99    7.405    629     81.38   146,251.22     36.69    50.53     94.65
-------------------------------------------------------------------------------------------------------------------------------
3                               2       431,683.22     0.08    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO RESET                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        1176   122,472,460.50    23.94    7.837    665     78.62   104,143.25     32.57    37.95     94.93
-------------------------------------------------------------------------------------------------------------------------------
12-Jan                         10     1,574,142.62     0.31    5.921    638     76.17   157,414.26     31.59    17.81    100.00
-------------------------------------------------------------------------------------------------------------------------------
13 - 24                      2422   354,318,145.77    69.27    7.435    628     81.50   146,291.55     36.73    50.60     94.51
-------------------------------------------------------------------------------------------------------------------------------
25 - 36                       225    32,740,259.89     6.40    7.145    639     80.30   145,512.27     36.37    51.16     95.90
-------------------------------------------------------------------------------------------------------------------------------
49 - 60                         2       431,683.22     0.08    7.565    681     80.00   215,841.61     39.32     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIFE MAXIMUM RATE           Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        1179   122,751,637.92    24.00    7.837    665     78.63   104,115.04     32.54    37.87     94.91
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                12     2,170,561.83     0.42    5.464    693     76.97   180,880.15     38.18    38.37    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                50    10,360,518.49     2.03    5.900    684     74.31   207,210.37     39.89    47.04     95.55
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000               165    27,458,370.09     5.37    6.037    671     76.29   166,414.36     34.54    38.33     98.54
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500               316    49,253,575.79     9.63    6.396    675     79.34   155,865.75     35.82    36.35     96.59
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000               518    80,041,129.81    15.65    6.851    653     80.28   154,519.56     33.83    37.73     95.75
-------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500               426    63,136,669.87    12.34    7.358    626     81.16   148,208.15     35.61    46.68     93.74
-------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               476    70,363,214.93    13.76    7.822    604     83.48   147,821.88     38.43    57.42     92.71
-------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500               239    30,432,995.93     5.95    8.344    586     83.67   127,334.71     39.43    66.39     90.71
-------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000               260    31,843,297.17     6.23    8.828    581     84.38   122,474.22     39.47    71.57     93.19
-------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500               102    12,996,476.47     2.54    9.295    573     84.39   127,416.44     39.38    76.73     96.45
-------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                77     9,117,694.85     1.78    9.764    576     87.60   118,411.62     39.73    84.93     97.71
-------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                10     1,316,819.46     0.26   10.204    586     90.72   131,681.95     41.54    83.32     95.66
-------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                 4       230,029.39     0.04   10.900    602     96.85    57,507.35     41.68   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                 1        63,700.00     0.01   11.250    578     65.00    63,700.00     44.86   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                            Loan                                                                               % Full   % Owner
MARGIN                      Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                        1177   122,603,892.50    23.97    7.837    665     78.64   104,166.43     32.53    37.91     94.94
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.500                   1       240,330.26     0.05    7.750    588     92.50   240,330.26     31.78   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                   1       115,931.16     0.02    8.600    590     87.88   115,931.16     32.64   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                   1       128,998.38     0.03    5.125    711     56.15   128,998.38     24.45   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                  41     6,471,449.58     1.27    5.655    691     68.96   157,840.23     34.93    59.88     94.75
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                 222    33,698,929.22     6.59    6.203    685     75.66   151,796.98     33.19    30.30     98.07
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                 384    56,400,214.62    11.03    6.614    681     78.09   146,875.56     30.45    23.96     95.25
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 482    71,781,243.22    14.03    6.973    647     79.36   148,923.74     35.10    45.06     95.70
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 525    80,210,119.97    15.68    7.443    623     83.36   152,781.18     37.82    51.91     91.25
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 521    75,600,568.71    14.78    7.940    591     83.46   145,106.66     40.45    60.61     94.30
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                 303    41,623,137.35     8.14    8.484    579     84.70   137,370.09     39.60    70.81     95.17
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 114    14,535,872.97     2.84    8.961    576     85.15   127,507.66     40.75    76.18     96.25
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                  50     6,557,595.10     1.28    9.338    596     93.19   131,151.90     42.83    96.21     98.24
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                  10     1,225,812.94     0.24    9.701    596     95.05   122,581.29     40.78   100.00     97.33
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                   2       209,734.45     0.04    9.475    594     73.53   104,867.23     37.53   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                  1       132,861.57     0.03    9.250    520     70.00   132,861.57     45.91   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       3835   511,536,692.00   100.00    7.508    638     80.72   133,386.36     35.70    47.46     94.72
-------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

***  denotes lesser than or equal to
**** denotes greater than or equal to

                              Not Freddle Eligible

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PRINCIPAL BALANCE           Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 25,000.00                  18       360,168.38     0.14   10.824    682    100.00    20,009.35    38.03     49.19    100.00
-------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00          72     3,068,451.78     1.18    8.233    626     74.48    42,617.39    34.45     77.65     85.20
-------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00         204    13,013,227.68     5.02    7.695    627     78.75    63,790.33    34.68     68.35     85.69
-------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00        268    23,400,214.63     9.03    7.324    630     79.15    87,314.23    35.57     62.30     94.37
-------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00       215    24,237,447.82     9.35    7.349    627     80.51   112,732.32    35.40     65.12     94.55
-------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00       172    23,636,450.42     9.12    7.091    635     81.85   137,421.22    37.06     60.81     94.92
-------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00       111    18,008,966.94     6.95    7.087    633     78.96   162,242.95    35.32     51.89     96.51
-------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00        79    14,820,198.76     5.72    7.072    628     83.29   187,597.45    40.43     56.80     96.18
-------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00        54    11,476,075.64     4.43    6.822    648     78.26   212,519.92    34.16     40.88     96.42
-------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00        42     9,917,638.65     3.83    7.138    629     81.08   236,134.25    38.72     49.74     90.65
-------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00        30     7,906,717.07     3.05    6.628    655     79.00   263,557.24    37.78     49.98     93.35
-------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00        23     6,596,730.69     2.55    7.046    629     79.27   286,814.38    40.71     56.76     87.12
-------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00        68    22,615,458.98     8.73    7.028    646     80.83   332,580.28    34.23     45.32     97.15
-------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00        93    34,897,726.26    13.47    6.949    653     79.36   375,244.37    34.89     40.87     93.55
-------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00        48    20,444,549.16     7.89    6.682    659     75.21   425,928.11    36.58     29.34     95.97
-------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00        30    14,381,685.24     5.55    6.661    658     78.90   479,389.51    31.29     27.09    100.00
-------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00         9     4,901,894.35     1.89    6.544    688     77.11   544,654.93    39.60     23.05    100.00
-------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00         2     1,333,110.99     0.51    6.314    664     54.23   666,555.50    35.70     51.29    100.00
-------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00         2     1,560,000.00     0.60    6.123    744     62.28   780,000.00    43.84      0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00         2     1,630,009.00     0.63    5.441    666     54.85   815,004.50    45.30      0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00       1       940,000.00     0.36    5.500    740     80.00   940,000.00    29.03      0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92    35.95     49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CURRENT RATE                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   9     1,963,154.17     0.76    4.965    746     66.85   218,128.24     33.96    37.69     88.00
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  44    10,463,476.32     4.04    5.394    707     64.97   237,806.28     32.63    36.96     92.47
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 156    32,190,459.45    12.42    5.868    688     72.25   206,349.10     35.02    43.60     97.39
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 215    46,235,475.94    17.84    6.357    668     75.52   215,048.73     36.19    41.60     95.23
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                 344    62,405,478.01    24.08    6.853    643     79.94   181,411.27     35.03    48.06     95.31
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 217    33,219,978.31    12.82    7.337    626     83.00   153,087.46     35.83    46.45     94.12
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                 242    34,884,775.28    13.46    7.845    613     84.24   144,151.96     36.30    55.78     94.74
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                 130    18,380,185.42     7.09    8.323    597     83.74   141,386.04     39.18    60.71     93.91
-------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                  89    12,209,249.38     4.71    8.758    579     83.92   137,182.58     38.44    64.80     89.51
-------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                  37     3,141,714.00     1.21    9.332    584     84.46    84,911.19     36.74    67.36     83.08
-------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                 30     2,456,746.83     0.95    9.859    585     89.35    81,891.56     38.92    94.47     97.25
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                 7       622,810.68     0.24   10.346    582     95.05    88,972.95     43.46   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                 9       525,256.33     0.20   10.787    625     96.49    58,361.81     42.28    78.49    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                 5       250,403.62     0.10   11.219    632     98.19    50,080.72     36.04    60.50    100.00
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                 6       140,638.85     0.05   11.778    674    100.00    23,439.81     28.53    17.06    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                 2        37,954.84     0.01   12.319    670    100.00    18,977.42     27.09    55.22    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                 1        18,965.01     0.01   12.875    660    100.00    18,965.01     42.19     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
CREDIT SCORE                 Count        UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Not Available                   1       140,400.00     0.05    8.375      0     80.00   140,400.00     46.40     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
501 - 520                       6       800,188.68     0.31    7.711    519     77.38   133,364.78     39.43   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
521 - 540                     100    14,642,025.55     5.65    8.019    531     79.93   146,420.26     42.40    87.08     99.02
-------------------------------------------------------------------------------------------------------------------------------
541 - 560                     109    14,082,745.79     5.43    7.756    550     77.33   129,199.50     40.75    74.37     96.59
-------------------------------------------------------------------------------------------------------------------------------
561 - 580                     129    19,522,443.03     7.53    7.594    571     77.87   151,336.77     39.51    58.12     97.62
-------------------------------------------------------------------------------------------------------------------------------
581 - 600                     129    20,546,374.09     7.93    7.570    592     79.07   159,274.22     40.19    63.25     95.33
-------------------------------------------------------------------------------------------------------------------------------
601 - 620                     156    22,619,922.87     8.73    7.325    612     80.20   144,999.51     39.30    68.07     97.98
-------------------------------------------------------------------------------------------------------------------------------
621 - 640                     182    32,904,445.29    12.70    7.093    630     81.50   180,793.66     37.33    53.69     93.82
-------------------------------------------------------------------------------------------------------------------------------
641 - 660                     189    33,256,918.76    12.83    6.976    650     81.89   175,962.53     37.48    44.13     92.04
-------------------------------------------------------------------------------------------------------------------------------
661 - 680                     180    32,122,856.89    12.40    6.812    671     79.38   178,460.32     31.23    27.00     94.53
-------------------------------------------------------------------------------------------------------------------------------
681 - 700                     118    20,481,467.75     7.90    6.649    689     80.21   173,571.76     31.14    29.59     93.51
-------------------------------------------------------------------------------------------------------------------------------
701 - 720                      81    15,505,880.20     5.98    6.512    709     76.91   191,430.62     31.74    34.59     95.36
-------------------------------------------------------------------------------------------------------------------------------
721 - 740                      76    14,719,052.13     5.68    6.292    730     76.91   193,671.74     30.35    40.03     92.83
-------------------------------------------------------------------------------------------------------------------------------
741 - 760                      43     8,771,920.64     3.38    6.041    751     72.80   203,998.15     30.88    27.10     87.64
-------------------------------------------------------------------------------------------------------------------------------
761 - 780                      30     5,745,868.11     2.22    6.035    769     75.02   191,528.94     30.64    29.19     96.24
-------------------------------------------------------------------------------------------------------------------------------
781 - 800                      13     3,211,165.89     1.24    5.994    790     70.58   247,012.76     29.83    41.76     86.49
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                       1        73,046.77     0.03    5.750    802     80.00    73,046.77      0.00     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIEN STATUS                 Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
1ST                          1514   258,418,469.83    99.72    7.031    642     79.11   170,685.91     35.95    49.19     94.67
-------------------------------------------------------------------------------------------------------------------------------
2ND                            29       728,252.61     0.28   10.680    685     99.84    25,112.16     35.40    49.95    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ORIGINAL LTV                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                      52     5,030,850.16     1.94    6.820    662     43.36    96,747.12     37.06    36.96     97.15
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  11     1,704,362.67     0.66    6.462    654     43.63   154,942.06     34.91    70.59     60.35
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  28     3,610,731.32     1.39    6.445    628     48.04   128,954.69     33.73    58.42     83.49
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  33     4,435,618.54     1.71    6.486    641     52.17   134,412.68     34.64    41.10     93.75
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  43     7,922,209.39     3.06    6.495    654     57.94   184,237.43     33.99    52.71     87.85
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  65    11,653,677.08     4.50    6.448    668     63.04   179,287.34     35.01    36.58     91.10
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 101    18,007,581.81     6.95    6.664    633     68.52   178,292.89     34.91    34.13     95.26
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 150    25,831,497.90     9.97    6.829    640     73.85   172,209.99     35.52    45.02     91.92
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                 340    64,161,304.36    24.76    6.753    663     79.48   188,709.72     35.02    38.57     94.64
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 228    40,590,641.49    15.66    7.326    621     84.24   178,029.13     38.86    53.10     94.13
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 321    52,070,612.19    20.09    7.456    627     89.44   162,213.75     35.18    56.22     97.58
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                171    24,127,635.53     9.31    7.689    651     95.61   141,097.28     37.90    77.53     99.72
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
COMBINED LTV                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 40.00                      23     4,302,597.55     1.66    6.167    659     33.80   187,069.46     37.34    34.76     96.67
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  11     1,704,362.67     0.66    6.462    654     43.63   154,942.06     34.91    70.59     60.35
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  28     3,610,731.32     1.39    6.445    628     48.04   128,954.69     33.73    58.42     83.49
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  33     4,435,618.54     1.71    6.486    641     52.17   134,412.68     34.64    41.10     93.75
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  43     7,922,209.39     3.06    6.495    654     57.94   184,237.43     33.99    52.71     87.85
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  65    11,653,677.08     4.50    6.448    668     63.04   179,287.34     35.01    36.58     91.10
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 101    18,007,581.81     6.95    6.664    633     68.52   178,292.89     34.91    34.13     95.26
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 150    25,831,497.90     9.97    6.829    640     73.85   172,209.99     35.52    45.02     91.92
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                 340    64,161,304.36    24.76    6.753    663     79.48   188,709.72     35.02    38.57     94.64
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 228    40,590,641.49    15.66    7.326    621     84.24   178,029.13     38.86    53.10     94.13
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 321    52,070,612.19    20.09    7.456    627     89.44   162,213.75     35.18    56.22     97.58
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                200    24,855,888.14     9.59    7.777    652     95.73   124,279.44     37.83    76.72     99.73
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
DOC TYPE                    Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
FULL                          885   127,491,718.18    49.20    7.206    623     80.74   144,058.44     40.46   100.00     94.02
-------------------------------------------------------------------------------------------------------------------------------
STATED                        434    90,332,491.37    34.86    6.812    661     75.58   208,139.38     39.26     0.00     94.84
-------------------------------------------------------------------------------------------------------------------------------
NO DOC                         97    18,076,609.76     6.98    6.760    698     79.02   186,356.80      0.56     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
NINA                           48     9,470,400.39     3.65    7.127    673     84.62   197,300.01      3.43     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
LIMITED                        46     7,058,693.92     2.72    7.278    622     78.26   153,449.87     39.80     0.00     85.44
-------------------------------------------------------------------------------------------------------------------------------
24 MONTH BANK STATEMENT        32     6,665,808.82     2.57    7.379    598     82.46   208,306.53     42.83     0.00     92.95
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         1        51,000.00     0.02    8.500    667     85.00    51,000.00     39.48     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     78.94   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LOAN PURPOSE                Count         UPB         % UPB    GWAC    FICO   AVG LTV    AVG UPB     AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           1005   172,879,226.06    66.71    7.059    633     77.80   172,019.13     36.39    52.07     95.55
-------------------------------------------------------------------------------------------------------------------------------
Purchase                      299    46,520,320.44    17.95    7.168    672     82.99   155,586.36     35.36    41.56     90.10
-------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance           239    39,747,175.94    15.34    6.818    652     79.16   166,306.18     34.72    45.65     96.27
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     78.94   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
OCCUPANCY                   Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Primary                      1433   244,035,978.25    94.17    7.031    641     79.32   170,297.26     35.83    48.83    100.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (NOO)               89    11,525,148.01     4.45    7.282    667     73.28   129,496.05     39.24    52.14      0.00
-------------------------------------------------------------------------------------------------------------------------------
Second Home                    14     2,256,869.54     0.87    7.048    651     72.17   161,204.97     35.86    71.62      0.00
-------------------------------------------------------------------------------------------------------------------------------
Investment (OO)                 7     1,328,726.64     0.51    6.903    652     69.42   189,818.09     28.37    52.91    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     78.94   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PROPERTY TYPE               Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Single Family                1214   199,502,602.14    76.98    7.072    641     79.48   164,334.93     35.81    49.12     95.59
-------------------------------------------------------------------------------------------------------------------------------
PUD                           178    36,620,419.74    14.13    6.878    639     77.32   205,732.70     36.91    51.95     97.88
-------------------------------------------------------------------------------------------------------------------------------
Condo                          84    11,708,003.97     4.52    7.089    662     79.66   139,381.00     34.23    43.98     88.90
-------------------------------------------------------------------------------------------------------------------------------
2 to 4 Family                  66    11,225,779.94     4.33    6.995    658     74.13   170,087.57     37.13    46.70     74.02
-------------------------------------------------------------------------------------------------------------------------------
Unknown                         1        89,916.65     0.03    6.375    618     48.65    89,916.65     29.06   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     78.94   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
STATE                       Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
California                    297    80,544,723.75    31.08    6.678    661     75.58   271,194.36     35.65    37.80     94.06
-------------------------------------------------------------------------------------------------------------------------------
Florida                       422    49,721,286.89    19.19    7.200    634     78.37   117,822.95     35.07    52.20     92.80
-------------------------------------------------------------------------------------------------------------------------------
Ohio                          119    15,838,887.35     6.11    7.399    620     83.95   133,099.89     36.92    71.58     91.51
-------------------------------------------------------------------------------------------------------------------------------
Washington                     49     9,235,032.23     3.56    6.767    655     81.73   188,470.05     38.23    54.79     95.78
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                     37     8,639,802.42     3.33    7.131    621     80.03   233,508.17     37.43    60.27     99.09
-------------------------------------------------------------------------------------------------------------------------------
Texas                          62     8,073,083.92     3.12    7.188    654     84.89   130,211.03     37.64    51.52     95.72
-------------------------------------------------------------------------------------------------------------------------------
Colorado                       27     7,644,392.26     2.95    6.857    644     83.68   283,125.64     38.54    36.16    100.00
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                      60     6,294,540.04     2.43    7.439    631     81.97   104,909.00     32.81    59.56     91.49
-------------------------------------------------------------------------------------------------------------------------------
Virginia                       27     5,509,058.30     2.13    7.233    642     78.71   204,039.20     33.61    65.88     87.40
-------------------------------------------------------------------------------------------------------------------------------
Maryland                       24     4,612,193.74     1.78    7.123    621     82.07   192,174.74     33.06    51.11     97.24
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                   34     4,554,430.21     1.76    7.047    623     74.36   133,953.83     30.88    40.30     98.89
-------------------------------------------------------------------------------------------------------------------------------
Illinois                       19     4,391,059.53     1.69    7.187    612     77.76   231,108.40     42.68    57.17    100.00
-------------------------------------------------------------------------------------------------------------------------------
Oregon                         23     4,274,247.40     1.65    6.609    638     79.67   185,836.84     34.17    45.44     98.60
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                      45     3,813,894.21     1.47    8.177    612     81.53    84,753.20     36.32    75.11     95.54
-------------------------------------------------------------------------------------------------------------------------------
New York                        9     3,688,540.38     1.42    7.234    633     77.89   409,837.82     34.94    45.84    100.00
-------------------------------------------------------------------------------------------------------------------------------
Arizona                        18     3,541,995.03     1.37    7.126    627     80.29   196,777.50     29.97    33.90     97.46
-------------------------------------------------------------------------------------------------------------------------------
Michigan                       24     3,481,777.29     1.34    7.565    609     85.42   145,074.05     38.06    72.36     98.71
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                       36     3,267,479.97     1.26    7.517    632     86.50    90,763.33     38.72    61.45     95.30
-------------------------------------------------------------------------------------------------------------------------------
Nevada                         18     2,944,941.48     1.14    7.185    660     82.46   163,607.86     32.45    55.11    100.00
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                    30     2,842,717.67     1.10    7.532    636     84.43    94,757.26     36.64    66.82    100.00
-------------------------------------------------------------------------------------------------------------------------------
Missouri                       19     2,668,740.45     1.03    7.494    642     81.09   140,460.02     39.76    69.86     89.52
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                    14     2,594,919.73     1.00    6.801    666     74.13   185,351.41     38.47    26.06     88.63
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                  6     2,512,097.64     0.97    7.429    642     78.41   418,682.94     38.98     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Indiana                        18     2,374,377.18     0.92    7.054    643     75.32   131,909.84     40.43    30.14     94.41
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                       24     2,320,512.48     0.90    7.442    637     81.21    96,688.02     33.79    64.69    100.00
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                       23     1,928,910.91     0.74    7.569    652     81.95    83,865.69     32.23    47.09     96.55
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia            6     1,495,273.13     0.58    6.825    646     74.03   249,212.19     32.77    77.81     67.30
-------------------------------------------------------------------------------------------------------------------------------
Idaho                          10     1,169,049.14     0.45    6.962    625     85.65   116,904.91     44.95    65.44    100.00
-------------------------------------------------------------------------------------------------------------------------------
Kansas                          5     1,135,628.55     0.44    7.355    615     87.73   227,125.71     38.26    20.35    100.00
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                   6     1,137,733.88     0.44    6.200    656     81.29   189,622.31     40.99   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       5     1,096,630.51     0.42    7.375    599     77.96   219,326.10     37.47    24.80    100.00
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                  5       876,045.62     0.34    7.367    598     86.71   175,209.12     39.18    62.47    100.00
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                       3       861,714.56     0.33    7.442    709     76.73   287,238.19     28.36     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                      4       848,564.98     0.33    7.940    614     75.33   212,141.25     39.96    47.68     91.46
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                   2       759,519.37     0.29    6.159    680     84.96   379,759.69     32.56   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Maine                           2       612,952.42     0.24    8.027    593     50.19   306,476.21     42.16   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Utah                            2       514,050.73     0.20    7.205    664     81.15   257,025.37     40.72     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                   3       411,430.62     0.16    7.103    648     92.82   137,143.54     44.18   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Georgia                         1       339,734.77     0.13    7.250    575     89.47   339,734.77     44.86   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Delaware                        2       245,386.27     0.09    6.327    666     82.89   122,693.14     33.42    40.10    100.00
-------------------------------------------------------------------------------------------------------------------------------
Montana                         1       136,615.43     0.05    7.990    636     80.00   136,615.43     36.89   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                        1       109,750.00     0.04    8.125    612     89.96   109,750.00     25.77   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
South Dakota                    1        83,000.00     0.03    6.990    671     72.17    83,000.00     41.21   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     78.94   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
ZIP CODES                   Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
33023                          12     1,269,197.75     0.49    6.812    652     78.20   105,766.48     37.22    42.62    100.00
-------------------------------------------------------------------------------------------------------------------------------
94066                           3     1,165,821.04     0.45    6.311    682     77.81   388,607.01     44.56     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
33064                          13     1,153,479.21     0.45    7.151    611     74.61    88,729.17     34.47    50.94     92.22
-------------------------------------------------------------------------------------------------------------------------------
92630                           3     1,091,043.73     0.42    6.487    656     78.74   363,681.24     16.43    61.83    100.00
-------------------------------------------------------------------------------------------------------------------------------
92562                           3     1,085,007.51     0.42    6.832    614     77.12   361,669.17     39.51    63.20    100.00
-------------------------------------------------------------------------------------------------------------------------------
93010                           2     1,070,500.00     0.41    6.392    750     69.97   535,250.00     32.23     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
11570                           2       999,159.89     0.39    6.875    660     80.31   499,579.95     43.33   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
93030                           4       977,741.42     0.38    6.728    661     76.51   244,435.36     21.15     0.00     79.62
-------------------------------------------------------------------------------------------------------------------------------
80121                           1       940,000.00     0.36    5.500    740     80.00   940,000.00     29.03     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
33068                           9       908,141.81     0.35    6.984    649     76.06   100,904.65     28.50    43.30    100.00
-------------------------------------------------------------------------------------------------------------------------------
Other                        1491   248,486,630.08    95.89    7.060    642     79.26   166,657.70     36.08    49.75     94.57
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
AMORT TYPE                  Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                      650   121,877,260.36    47.03    7.126    622     81.92   187,503.48     37.61    52.48     96.81
-------------------------------------------------------------------------------------------------------------------------------
ARM 3/27                       24     8,816,863.90     3.40    6.443    674     77.20   367,369.33     35.52    52.82     93.78
-------------------------------------------------------------------------------------------------------------------------------
ARM 6ML                         1       359,910.00     0.14    4.990    780     90.00   359,910.00     34.63     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 10 YR                       4       319,647.08     0.12    6.613    613     65.25    79,911.77     46.74    57.07    100.00
-------------------------------------------------------------------------------------------------------------------------------
FIX 15 YR                     163    16,829,933.08     6.49    6.778    654     72.49   103,251.12     37.10    53.30     83.29
-------------------------------------------------------------------------------------------------------------------------------
FIX 20 YR                      31     3,700,372.71     1.43    7.037    645     69.40   119,366.86     35.36    42.06     96.46
-------------------------------------------------------------------------------------------------------------------------------
FIX 25 YR                       6       689,888.65     0.27    7.566    589     80.05   114,981.44     42.36    75.10     87.28
-------------------------------------------------------------------------------------------------------------------------------
FIX 30 YR                     475    79,056,175.41    30.51    6.955    665     76.65   166,434.05     33.76    45.21     94.09
-------------------------------------------------------------------------------------------------------------------------------
FIX 30/15 Balloon             189    27,496,671.25    10.61    7.287    652     80.23   145,485.03     34.14    43.32     94.04
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO MTY                  Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
*** 180                       355    44,430,601.41    17.14    7.086    652     77.12   125,156.62     35.33    47.41     89.98
-------------------------------------------------------------------------------------------------------------------------------
181 - 240                      32     3,916,022.71     1.51    7.097    646     70.81   122,375.71     35.58    39.74     96.65
-------------------------------------------------------------------------------------------------------------------------------
241 - 360                    1156   210,800,098.32    81.34    7.031    641     79.75   182,353.03     36.09    49.75     95.64
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
PERIODIC CAP                Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                         868   128,092,688.18    49.43    7.008    660     76.65   147,572.22     34.40    45.97     92.71
-------------------------------------------------------------------------------------------------------------------------------
1                             675   131,054,034.26    50.57    7.075    626     81.62   194,154.12     37.46    52.36     96.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MTH TO RESET                Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                         868   128,092,688.18    49.43    7.008    660     76.65   147,572.22     34.40    45.97     92.71
-------------------------------------------------------------------------------------------------------------------------------
12-Jan                          1       359,910.00     0.14    4.990    780     90.00   359,910.00     34.63     0.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
13 - 24                       650   121,877,260.36    47.03    7.126    622     81.92   187,503.48     37.61    52.48     96.81
-------------------------------------------------------------------------------------------------------------------------------
25 - 36                        24     8,816,863.90     3.40    6.443    674     77.20   367,369.33     35.52    52.82     93.78
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
LIFE MAXIMUM RATE           Count         UPB         % UPB    GWAC    FICO   AVG LTV     AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                         868   128,092,688.18    49.43    7.008    660     76.65   147,572.22     34.40    45.97     92.71
-------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                 6     1,968,335.25     0.76    5.629    741     81.99   328,055.88     40.64     9.08    100.00
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                21     6,158,375.43     2.38    5.466    690     69.73   293,255.97     29.24    26.44     94.09
-------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                61    14,389,790.92     5.55    5.893    664     75.73   235,898.21     36.46    48.03     98.08
-------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                84    20,838,809.96     8.04    6.384    653     79.49   248,081.07     37.54    40.59     97.21
-------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000               153    30,013,936.50    11.58    6.876    629     83.14   196,169.52     34.24    52.13     97.85
-------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500               108    18,308,392.43     7.06    7.338    611     83.97   169,522.15     39.76    50.33     93.65
-------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               118    19,085,855.58     7.36    7.866    597     84.80   161,744.54     39.54    62.91     95.36
-------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                67    11,681,650.15     4.51    8.321    586     84.12   174,352.99     41.41    67.35     95.51
-------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                45     7,456,591.66     2.88    8.764    560     84.69   165,702.04     40.83    74.44    100.00
-------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                 5       455,120.75     0.18    9.243    545     80.43    91,024.15     36.65   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                 5       600,450.53     0.23    9.859    571     82.93   120,090.11     39.64   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                 1        60,975.10     0.02   10.375    595     93.85    60,975.10     46.66   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                 1        35,750.00     0.01   10.875    584     65.00    35,750.00     12.21   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00    7.042    643     79.17   167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Loan                                                                              % Full   % Owner
MARGIN                      Count         UPB         % UPB    GWAC    FICO   AVG LTV      AVG UPB    AVG DTI     Doc      OCC
-------------------------------------------------------------------------------------------------------------------------------
Fixed                         868   128,092,688.18    49.43   7.008    660     76.65    147,572.22     34.40    45.97     92.71
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                   1       384,509.81     0.15   8.275    633     79.38    384,509.81     43.48   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                  13     4,801,187.29     1.85   5.478    710     64.68    369,322.10     36.87    23.07     92.41
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                  37    10,155,697.80     3.92   6.100    701     78.33    274,478.32     32.57    35.79    100.00
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  61    17,930,584.59     6.92   6.383    672     76.21    293,944.01     30.91    32.89     97.91
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 101    20,650,403.99     7.97   6.675    647     79.18    204,459.45     34.70    40.26     95.36
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 153    26,735,172.97    10.32   7.027    622     84.16    174,739.69     39.35    60.82     95.29
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 156    26,134,349.78    10.08   7.573    589     85.04    167,527.88     40.51    59.72     99.80
-------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                  96    15,239,948.95     5.88   7.926    572     85.41    158,749.47     41.64    71.04     93.52
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                  43     7,459,190.57     2.88   8.462    562     85.92    173,469.55     41.25    72.10     94.05
-------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                  11     1,316,119.85     0.51   8.568    602     91.85    119,647.26     37.86    72.68    100.00
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                   3       246,868.66     0.10   9.969    583     92.34     82,289.55     44.35   100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                       1543   259,146,722.44   100.00   7.042    643     79.17    167,949.92     35.95    49.20     94.68
-------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and
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including without limitation, any warranties of fitness for a particular purpose
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***  denotes lesser than or equal to

Comparison of 2003-1 and 2003-2 AFC Schedules
AFC Schedule to Call
Assumes the following Indices:

1 ML = 20%
6 ML = 20%
1 Yr. CMT = 20%

Period              2003-2          2003-1                          2003-1
 Total     Date      AFC     AFC (date adjusted)   Difference   AFC as Issued
------   --------   ------   -------------------   ----------   -------------
   0     06/26/03
   1     07/25/03    16.76%         16.48%            0.28%         18.39%
   2     08/25/03    16.59%         17.85%           -1.26%         17.85%
   3     09/25/03    16.81%         18.08%           -1.27%         18.24%
   4     10/25/03    17.20%         18.48%           -1.28%         18.32%
   5     11/25/03    17.28%         18.57%           -1.29%         18.73%
   6     12/25/03    17.70%         19.00%           -1.30%         18.84%
   7     01/25/04    17.80%         19.12%           -1.32%         19.12%
   8     02/25/04    18.08%         19.42%           -1.34%         19.58%
   9     03/25/04    18.70%         20.06%           -1.36%         19.74%
  10     04/25/04    18.68%         20.07%           -1.39%         20.23%
  11     05/25/04    19.16%         20.58%           -1.41%         20.42%
  12     06/25/04    19.34%         20.78%           -1.45%         20.78%
  13     07/25/04    19.83%         21.31%           -1.48%         21.47%
  14     08/25/04    20.02%         21.54%           -1.51%         21.54%
  15     09/25/04    20.38%         21.93%           -1.55%         22.08%
  16     10/25/04    20.90%         22.48%           -1.58%         22.33%
  17     11/25/04    21.12%         22.74%           -1.62%         22.89%
  18     12/25/04    21.65%         21.82%           -0.17%         21.67%
  19     01/25/05    21.90%         22.07%           -0.17%         22.07%
  20     02/25/05    22.31%         20.83%            1.48%         20.98%
  21     03/25/05    20.75%         21.70%           -0.96%         21.20%
  22     04/25/05    18.11%         20.56%           -2.46%         20.74%
  23     05/25/05    16.00%         16.58%           -0.58%         16.39%
  24     06/25/05    13.73%         13.54%            0.19%         13.54%
  25     07/25/05    14.93%         14.63%            0.30%         15.13%
  26     08/25/05    14.87%         14.81%            0.05%         14.81%
  27     09/25/05    15.04%         14.99%            0.05%         15.23%
  28     10/25/05    15.45%         15.58%           -0.13%         15.34%
  29     11/25/05    15.41%         15.53%           -0.12%         15.77%
  30     12/25/05    16.11%         15.31%            0.80%         15.07%
  31     01/25/06    16.33%         15.48%            0.85%         15.48%
  32     02/25/06    16.53%         15.02%            1.51%         15.27%
  33     03/25/06    15.60%         16.01%           -0.41%         15.19%
  34     04/25/06    12.98%         14.50%           -1.52%         14.76%
  35     05/25/06    11.33%         11.48%           -0.15%         11.20%
  36     06/25/06     8.68%          8.83%           -0.15%          8.83%
  37     07/25/06     9.30%          9.43%           -0.13%         10.10%
  38     08/25/06     8.93%          9.17%           -0.23%          9.17%
  39     09/25/06     8.92%          9.16%           -0.24%          9.46%
  40     10/25/06     9.20%          9.63%           -0.43%          9.32%
  41     11/25/06     8.89%          9.31%           -0.42%          9.62%
  42     12/25/06     9.47%          9.61%           -0.14%          9.30%
  43     01/25/07     9.43%          9.53%           -0.10%          9.53%
  44     02/25/07     9.41%          9.60%           -0.19%          9.92%
  45     03/25/07    10.40%         10.61%           -0.21%          9.59%
  46     04/25/07     9.38%          9.74%           -0.36%         10.06%
  47     05/25/07     9.67%         10.05%           -0.38%          9.73%
  48     06/25/07     9.62%          9.72%           -0.10%          9.72%
  49     07/25/07    10.19%         10.26%           -0.08%         11.00%
  50     08/25/07     9.84%         10.00%           -0.16%         10.00%
  51     09/25/07     9.82%          9.99%           -0.17%         10.32%
  52     10/25/07    10.13%         10.32%           -0.19%          9.99%
  53     11/25/07     9.78%          9.98%           -0.19%         10.31%
  54     12/25/07    10.11%         10.30%           -0.18%          9.96%
  55     01/25/08     9.79%          9.99%           -0.21%          9.99%
  56     02/25/08     9.77%         10.01%           -0.24%         10.34%
  57     03/25/08    10.42%         10.69%           -0.27%         10.00%
  58     04/25/08     9.73%         10.00%           -0.27%         10.33%
  59     05/25/08    10.03%         10.32%           -0.29%          9.98%
  60     06/25/08     9.71%          9.97%           -0.26%          9.97%
  61     07/25/08    10.03%         10.31%           -0.28%         10.66%
  62     08/25/08     9.69%          9.97%           -0.28%          9.97%
  63     09/25/08     9.66%          9.96%           -0.29%         10.29%
  64     10/25/08     9.96%         10.28%           -0.31%          9.94%
  65     11/25/08     9.62%          9.93%           -0.31%         10.26%
  66     12/25/08     9.92%         10.25%           -0.33%          9.92%
  67     01/25/09     9.58%          9.91%           -0.33%          9.91%
  68     02/25/09     9.56%          9.90%           -0.34%         10.23%
  69     03/25/09    10.56%         10.94%           -0.39%          9.88%
  70     04/25/09     9.51%          9.87%           -0.36%         10.20%
  71     05/25/09     9.81%         10.19%           -0.38%          9.86%
  72     06/25/09     9.47%          9.85%           -0.37%          9.85%
  73     07/25/09     9.77%         10.16%           -0.39%         10.89%
  74     08/25/09     9.44%          9.82%           -0.38%          9.82%
  75     09/25/09     9.43%          9.81%           -0.38%         10.14%
  76     10/25/09     9.72%         10.12%           -0.40%          9.80%
  77     11/25/09     9.39%          9.78%           -0.39%         10.11%
  78     12/25/09     9.69%         10.10%           -0.41%          9.77%
  79     01/25/10     9.36%          9.76%           -0.40%          9.76%
  80     02/25/10     9.34%          9.75%           -0.41%         10.07%
  81     03/25/10    10.32%         10.78%           -0.45%          9.73%
  82     04/25/10     9.31%          9.72%           -0.42%         10.05%
  83     05/25/10     9.60%         10.03%           -0.43%          9.71%
  84     06/25/10     9.27%          9.70%           -0.43%          9.70%
  85     07/25/10     9.56%         10.01%           -0.45%         10.72%
  86     08/25/10     9.24%          9.67%           -0.44%          9.67%
  87     09/25/10     9.22%          9.66%           -0.44%          9.98%
  88     10/25/10     9.51%          9.97%           -0.46%          9.65%
  89     11/25/10     9.18%          9.64%           -0.45%          9.96%
  90     12/25/10     9.47%          9.94%           -0.48%          9.62%
  91     01/25/11     9.15%          9.61%           -0.47%          9.61%
  92     02/25/11     9.13%          9.60%           -0.47%          9.92%
  93     03/25/11    10.08%         10.62%           -0.53%          9.59%
  94     04/25/11     9.09%          9.58%           -0.49%          9.90%
  95     05/25/11     0.00%          9.88%           -9.88%          9.56%

                                    [CHART]
                                   Line Chart

NovaStar 2003-1
Swap Notional Balance as a Percentage of Outstanding Bond Balance
5/13/2003

Bond Balance is Based on Pricing Speed
Fixed = 20% HEP
ARM = 28% CPR

Period                   Swap            Bond         Swap as a % of
 Total      Date       Balance          Balance        Bond Balance
------   ---------   -----------   ----------------   --------------
   0     27-Feb-03   800,000,000   1,257,750,000.00       63.61%
   1     25-Mar-03   800,000,000   1,237,716,195.54       64.64%
   2     25-Apr-03   800,000,000   1,213,752,112.97       65.91%
   3     25-May-03   800,000,000   1,189,387,898.80       67.26%
   4     25-Jun-03   800,000,000   1,164,610,489.94       68.69%
   5     25-Jul-03   800,000,000   1,139,411,970.12       70.21%
   6     25-Aug-03   800,000,000   1,113,789,856.55       71.83%
   7     25-Sep-03   800,000,000   1,088,090,186.94       73.52%
   8     25-Oct-03   800,000,000   1,062,469,510.85       75.30%
   9     25-Nov-03   800,000,000   1,036,790,504.22       77.16%
  10     25-Dec-03   800,000,000   1,011,056,104.44       79.13%
  11     25-Jan-04   800,000,000     985,778,138.43       81.15%
  12     25-Feb-04   800,000,000     961,115,353.70       83.24%
  13     25-Mar-04   800,000,000     937,052,465.24       85.37%
  14     25-Apr-04   800,000,000     913,574,571.70       87.57%
  15     25-May-04   800,000,000     890,667,145.14       89.82%
  16     25-Jun-04   800,000,000     868,316,029.92       92.13%
  17     25-Jul-04   725,000,000     846,507,428.86       85.65%
  18     25-Aug-04   725,000,000     825,227,894.01       87.85%
  19     25-Sep-04   650,000,000     804,464,317.63       80.80%
  20     25-Oct-04   650,000,000     784,203,923.47       82.89%
  21     25-Nov-04   585,000,000     764,434,258.22       76.53%
  22     25-Dec-04   395,000,000     745,143,100.96       53.01%
  23     25-Jan-05   270,000,000     726,318,706.05       37.17%
  24     25-Feb-05   270,000,000     707,949,539.86       38.14%
  25     25-Mar-05   270,000,000     690,024,359.73       39.13%
  26     25-Apr-05   270,000,000     672,532,206.54       40.15%
  27     25-May-05   270,000,000     655,462,397.38       41.19%
  28     25-Jun-05   270,000,000     638,804,518.51       42.27%
  29     25-Jul-05   245,000,000     622,548,418.41       39.35%
  30     25-Aug-05   245,000,000     606,684,201.09       40.38%
  31     25-Sep-05   220,000,000     591,202,219.51       37.21%
  32     25-Oct-05   220,000,000     576,093,069.23       38.19%
  33     25-Nov-05   185,000,000     561,347,582.17       32.96%
  34     25-Dec-05    75,000,000     546,956,818.12       13.71%
  35     25-Jan-06             0     532,912,066.29        0.00%

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